Dreyfus

      LifeTime

      Portfolios, Inc.

      ANNUAL REPORT September 30, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                                    THE PORTFOLIOS
--------------------------------------------------------------

                            2   Letter from the Chairman

                            3   Discussion of Performance

                            8   Portfolio Performance

                                   Statement of Investments

                           14         Income Portfolio

                           24         Growth and Income Portfolio

                           37         Growth Portfolio

                                   Statement of Financial Futures

                           23         Income Portfolio

                           36         Growth and Income Portfolio

                           42         Growth Portfolio

                           43      Statement of Assets and Liabilities

                           45      Statement of Operations

                                   Statement of Changes in Net Assets

                           47         Income Portfolio

                           49         Growth and Income Portfolio

                           51         Growth Portfolio

                                   Financial Highlights

                           53         Income Portfolio

                           55         Growth and Income Portfolio

                           57         Growth Portfolio

                           59      Notes to Financial Statements

                           69      Report of Independent Auditors

                           70      Important Tax Information

                           71      Board Members Information

                           73      Officers of the Fund

                                   FOR MORE INFORMATION
--------------------------------------------------------------------------------

                                                       Back Cover

                                                                 The Portfolios

                                                               Dreyfus LifeTime

                                                               Portfolios, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Lifetime Portfolios, Inc., covering the 12-month period from October 1, 2001 through September 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Steven A. Falci.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major stock market indices lower.

In contrast, bonds produced relatively attractive returns. Prices of bonds that are more interest-rate sensitive, such as U.S. government securities, rallied when the Federal Reserve Board reduced short-term interest rates early in the reporting period. High quality bonds also benefited from rising demand from increasingly risk-averse investors throughout the reporting period.

As a proven investment leader with over 50 years of experience, we believe that the most critical issue for long-term performance is not investor psychology, but whether the economy and corporate profits achieve a sustainable uptrend. We have recently seen a number of positive factors suggesting that a moderate, if uneven, expansion of economic activity is likely.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer

The Dreyfus Corporation

October 15, 2002




DISCUSSION OF PERFORMANCE

Steven A. Falci, Portfolio Manager

How did Dreyfus LifeTime Portfolios, Inc. perform relative to its benchmarks?

For the 12-month period ended September 30, 2002, Dreyfus LifeTime Portfolios, Inc. produced the following total returns:(1)

GROWTH PORTFOLIO  CUSTOMIZED BLENDED INDEX(2,3)
--------------------------------------------------------------------------------

Investor Shares                        -18.31%               -13.57%

Restricted Shares                      -17.88%

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

Investor Shares                        -9.36%                -5.40%

Restricted Shares                      -8.90%

INCOME PORTFOLIO
--------------------------------------------------------------------------------

Investor Shares                        -0.66%                 1.05%

Restricted Shares                      -0.26%

The total returns for the Growth Portfolio and the Growth and Income Portfolio compare to a -20.47% total return for the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index") for the same period. The total return for the Income Portfolio compares to a 8.09% total return for the Lehman Brothers Intermediate Government/Credit Bond Index for the reporting period.(3)

We attribute the disappointing performance of the Growth Portfolio and the Growth and Income Portfolio to a troubled stock market, which was shaken by a weak economy and a shift in investor confidence primarily because of corporate accounting issues, corporate governance scandals and concerns over a war with Iraq and the current war on terrorism. On the other hand, the Income Portfolio performed relatively well, primarily due to declining interest rates and surging investor demand.

What are the portfolios' investment approaches?

Dreyfus LifeTime Portfolios, Inc. consists of three separate portfolios offering a range of investment approaches: Income Portfolio, the most conservative of the three; Growth and Income Portfolio, a moderate The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

fund; and Growth Portfolio, the most aggressive of the three. While the portfolios are managed using the same basic investment philosophy, each varies according to its own investment goals and risk tolerance levels.

All three  portfolios  typically  invest  in stocks  and  bonds.  However,  each allocates its assets between those two investment classes in a different way related to the investment horizon and tolerance for risk of the holders of each fund. While the actual makeup of the Growth Portfolio and the Growth and Income Portfolio will vary over time according to our view of prevailing market conditions, typical portfolio allocations are as follows: Income Portfolio -- 67.5% bonds, 22.5% stocks and 10% cash; Growth and Income Portfolio -- 50% bonds and 50% stocks; Growth Portfolio -- 20% bonds and 80% stocks. The allowable minimum equity positions for the Growth Portfolio and the Growth and Income Portfolio are 65% and 35%, respectively. The allowable maximum equity positions for the Growth Portfolio and the Growth and Income Portfolio are 100% and 65%, respectively. We assess the relative values of stock and bond prices across different markets using variables such as price-to-earnings ratios, interest-rate levels and the shape of the yield curve in determining the asset class weightings in the Growth Portfolio and the Growth and Income Portfolio

What other factors influenced the portfolios' performance?

The reporting period was a very difficult time for the U.S. stock market. We maintained the portfolios' equity exposures near their maximum allowable positions, which resulted in very positive returns during the first half of the reporting period when the stock market rallied off the lows immediately following the terrorist attacks of September 11, 2001. However, during the second and third calendar quarters of 2002, the stock market sold off sharply, and the portfolios' performance suffered. We attribute those declines to deteriorating investor confidence along with a persistently weak economy, which put pressure on corporate earnings.

Even in this environment, we continued to believe that stocks were undervalued relative to bonds. In our view, there were many favorable factors for stocks, including attractive valuations, low inflation and, most notably, low interest rates. We believed that low interest rates would encourage corporations to borrow money to expand their busi nesses, which could help improve earnings. However, most corporations maintained a very cautious posture in the lackluster economic environment, and many attempted to reduce their debt rather than finance new initiatives.

Even while stocks achieved disappointing returns, we were able to buffer losses by uncovering many stocks that had what we believed were compelling valuations, most notably from technology, consumer cyclicals, health care and banks. Within technology, the fund's best returns came from Dell Computer and Electronic Arts, an interactive entertainment software company. Consumer cyclical stocks such as Sears, Roebuck & Co., and AutoZone performed well, as did selected restaurant chains. Tenet Healthcare and WellPoint Health Networks also contributed to the portfolios' performance, as did Bank of America and several regional banks, including North Fork Bancorporation, Washington Mutual and GreenPoint Financial

The portfolios' fixed-income investments fared much better, helping offset some of the weakness from stocks and confirming the value of a balanced investment approach. Fixed-income returns were boosted by falling interest rates in late 2001 and a surge of investors seeking the relative stability of bonds. However, the prices of most corporate bonds fell along with stocks, and careful security selection among interest-rate sensitive securities, such as U.S. government securities, became a driving factor in the portfolios' fixed-income returns

What are the portfolios' current strategies?

Our strategy for the Income Portfolio is to manage the fund in a way that is appropriate for the income needs and low tolerance for volatility that an income-oriented investor we believe would expect. Accordingly, the Income Portfolio' s asset mix has remained unchanged: approximately 67.5% bonds, 22.5% stocks and 10% cash.

As for the Growth Portfolio and the Growth and Income Portfolio, we continue to believe that stocks are undervalued relative to bonds. In our view, history has shown that paying close attention to valuations -- rather than investor sentiment -- is one of the keys to long-term success.

October 15, 2002

                                                        The Portfolios

DISCUSSION OF PERFORMANCE (CONTINUED)

                 ASSET CLASS EXPOSURE AS OF SEPTEMBER 30, 2002

GROWTH AND INCOME PORTFOLIO

FOREIGN EQUITY 4.39%
SHORT TERM AND NET CASH 1.51%
SMALL CAP DOMESTIC EQUITY 10.35%
FIXED INCOME    38.30%
LARGE CAP DOMESTIC EQUITY 45.45%


GROWTH PORTFOLIO

SHORT TERM AND NET CASH   1.88%
FOREIGN EQUITY  11.78%
SMALL CAP DOMESTIC EQUITY 16.33%
LARGE CAP DOMESTIC EQUITY 70.01%


(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) FOR THE GROWTH PORTFOLIO, THE CUSTOMIZED BLENDED INDEX HAS BEEN PREPARED BY THE PORTFOLIO FOR PURPOSES OF MORE ACCURATE COMPARISON TO THE GROWTH PORTFOLIO'S OVERALL PORTFOLIO COMPOSITION. WE HAVE COMBINED THE PERFORMANCE OF UNMANAGED INDICES REFLECTING THE BASELINE PERCENTAGE SET FORTH IN THE PROSPECTUS, BUT IN GREATER DETAIL THAN THE BROADER PROSPECTUS BASELINE
     PERCENTAGES: DOMESTIC



     LARGE COMPANY STOCKS -- 54.4%; DOMESTIC SMALL COMPANY STOCKS -- 13.6%; FOREIGN STOCKS -- 12%; DOMESTIC BONDS -- 17%; AND FOREIGN BONDS -- 3%. THE CUSTOMIZED BLENDED INDEX COMBINES RETURNS FROM THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, THE RUSSELL 2000 INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (FREE) INDEX -- HEDGED $U.S. (MSCI EAFE), THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LEHMAN BROTHERS INDEX") AND THE J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX -- HEDGED ("J.P. MORGAN GLOBAL INDEX") AND IS WEIGHTED TO THE AFOREMENTIONED BASELINE PERCENTAGES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE MSCI EAFE IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE LEHMAN BROTHERS INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE J.P. MORGAN GLOBAL INDEX IS AN INDEX THAT MEASURES RETURN ON BONDS FROM 12 WORLD MARKETS, HEDGED INTO U.S. DOLLARS. THIS INDEX DOES NOT INCLUDE A U.S. BOND COMPONENT. NONE OF THE FOREGOING INDICES REFLECTS ACCOUNT CHARGES, FEES OR OTHER EXPENSES.

     FOR THE GROWTH AND INCOME PORTFOLIO, WE HAVE COMBINED THE PERFORMANCE OF UNMANAGED INDICES REFLECTING THE BASELINE PERCENTAGES SET FORTH IN THE PROSPECTUS, BUT IN GREATER DETAIL THAN THE BROADER PROSPECTUS BASELINE
     PERCENTAGES: DOMESTIC LARGE COMPANY STOCKS -- 36%; DOMESTIC SMALL COMPANY STOCKS -- 9%; FOREIGN STOCKS -- 5%; DOMESTIC BONDS -- 45%; AND FOREIGN BONDS -- 5%. THE CUSTOMIZED BLENDED INDEX COMBINES RETURNS FROM THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, THE MSCI EAFE, THE LEHMAN BROTHERS INDEX AND THE J.P. MORGAN GLOBAL INDEX AND IS WEIGHTED TO THE AFOREMENTIONED BASELINE PERCENTAGES. THE INDICES ARE DESCRIBED ABOVE.

     FOR THE INCOME PORTFOLIO, WE HAVE COMBINED THE PERFORMANCE OF UNMANAGED INDICES REFLECTING THE BASELINE PERCENTAGES SET FORTH IN THE PROSPECTUS, BUT IN GREATER DETAIL THAN THE BROADER PROSPECTUS BASELINE PERCENTAGES:
     BONDS -- 67.5%; STOCKS -- 22.5%; AND TREASURY BILLS -- 10%. THE CUSTOMIZED BLENDED INDEX COMBINES RETURNS FROM THE LEHMAN BROTHERS INDEX, THE S&P 500 INDEX (BOTH DESCRIBED ABOVE) AND THE 90-DAY TREASURY BILL RATE, AS IT CHANGES FROM TIME TO TIME, AND IS WEIGHTED TO THE AFOREMENTIONED BASELINE PERCENTAGES.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 INDEX AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ARE DESCRIBED ABOVE.

                                                        The Portfolios

EXHIBIT A:

          Dreyfus      Dreyfus
          Lifetime     Lifetime
          Portfolio    Portfolio    Standard &
          Growth       Growth       Poor's
            and         and         500
           Income      Income       Composite
          Portfolio    Portfolio    Stock       Customized
 PERIOD   (Investor    (Restricte   Price       Blended
          shares)      shares)      Index *     Index **

 3/31/95   10,000      10,000       10,000      10,000
 9/30/95   11,432      11,448       11,823      11,242
 9/30/96   13,128      13,070       14,225      12,620
 9/30/97   16,521      16,366       19,977      15,521
 9/30/98   17,519      17,394       21,791      16,534
 9/30/99   20,003      19,918       27,846      18,792
 9/30/00   21,434      21,390       31,541      20,846
 9/30/01   18,788      18,809       23,148      19,469
 9/30/02   17,029      17,134       18,410      18,417

*  Source: Lipper Inc.
** Source: Lipper Inc., Morgan Stanley & Co. Incorporated, J.P.
   Morgan & Co. Incorporated and Bloomberg L.P.


PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in the Investor shares and Restricted shares of Dreyfus Lifetime Portfolios, Inc., Growth and Income Portfolio with the Standard & Poor's 500 Composite Stock Price Index and a Customized Blended Index

((+))     SOURCE: LIPPER INC.

((+)(+)) SOURCE: LIPPER INC., MORGAN STANLEY & CO. INCORPORATED, J.P. MORGAN & CO. INCORPORATED AND BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



Average Annual Total Returns AS OF 9/30/02

                                                           Inception                                                       From

                                                             Date               1 Year              5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                3/31/95          (9.36)%               0.61%                 7.36%

RESTRICTED SHARES                                              3/31/95          (8.90)%               0.92%                 7.44%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE GRAPH ON THE LEFT COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE INVESTOR SHARES AND RESTRICTED SHARES OF THE GROWTH AND INCOME PORTFOLIO ON 3/31/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") AS WELL AS TO A CUSTOMIZED BLENDED INDEX REFLECTING THE PORTFOLIO'S ASSET ALLOCATION BASELINE PERCENTAGES ("BASELINE") WHICH ARE DESCRIBED BELOW AND IN THE PORTFOLIO'S PROSPECTUS. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE GROWTH AND INCOME PORTFOLIO ALLOCATES YOUR MONEY AMONG DOMESTIC AND FOREIGN STOCKS AND BONDS. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE S&P 500 INDEX WAS SELECTED BECAUSE (1) DOMESTIC COMMON STOCKS REPRESENT A SIGNIFICANT PORTION OF THE BASELINE AND (2) THE MAJORITY OF THE STOCK PORTION OF THE PORTFOLIO IS INVESTED IN STOCKS INCLUDED IN THE S&P 500 INDEX. BECAUSE THE PORTFOLIO HAS SIGNIFICANT FIXED-INCOME HOLDINGS, HOWEVER, IT CAN UNDERPERFORM AN EQUITY-ONLY INDEX. THE CUSTOMIZED BLENDED INDEX HAS BEEN PREPARED BY THE PORTFOLIO FOR PURPOSES OF MORE ACCURATE COMPARISON TO THE PORTFOLIO'S OVERALL PORTFOLIO COMPOSITION. WE HAVE COMBINED THE PERFORMANCE OF UNMANAGED INDICES REFLECTING THE BASELINE PERCENTAGES SET FORTH IN THE PROSPECTUS, BUT IN GREATER DETAIL THAN THE BROADER PROSPECTUS BASELINE PERCENTAGES: DOMESTIC LARGE COMPANY STOCKS - 36% ; DOMESTIC SMALL COMPANY STOCKS - 9%; FOREIGN STOCKS - 5%; DOMESTIC BONDS - 45%; FOREIGN BONDS - 5%. THE CUSTOMIZED BLENDED INDEX COMBINES RETURNS FROM THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (FREE) INDEX-HEDGED, $U.S. ("EAFE INDEX"), THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LEHMAN INDEX") AND THE J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX-HEDGED, $U.S. ("J.P. MORGAN GLOBAL INDEX"), AND IS WEIGHTED TO THE AFOREMENTIONED BASELINE PERCENTAGES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE EAFE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CREDIT DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE J.P. MORGAN GLOBAL INDEX IS AN INDEX THAT MEASURES RETURNS ON BONDS FROM 12 WORLD MARKETS, HEDGED INTO U.S. DOLLARS. THIS INDEX DOES NOT INCLUDE A U.S. BONDS COMPONENT. NONE OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES OR OTHER EXPENSES. FURTHER INFORMATION RELATING TO THE PORTFOLIO'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolios

EXHIBIT A:

               Dreyfus     Dreyfus     Lehman
              Lifetime     Lifetime    Brothers
             Portfolios,  Portfolios, Intermediate
               Income      Income      Government/
              Portfolio   Portfolio    Credit     Customized
              (Investor  (Restricted    Bond       Blended
   PERIOD      shares)     shares)     Index *     Index *

  3/31/95      10,000      10,000      10,000      10,000
  9/30/95      10,808      10,824      10,673      10,894
  9/30/96      11,573      11,615      11,221      11,829
  9/30/97      13,099      13,183      12,139      13,623
  9/30/98      14,268      14,388      13,406      14,933
  9/30/99      15,044      15,202      13,490      16,001
  9/30/00      16,000      16,228      14,333      17,246
  9/30/01      16,314      16,590      16,182      17,809
  9/30/02      16,207      16,547      17,493      17,997

* Source: Lipper Inc.



PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in the Investor shares and Restricted shares of Dreyfus Lifetime Portfolios, Inc., Income Portfolio with the Lehman Brothers Intermediate Government/Credit Bond Index and a Customized Blended Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



Average Annual Total Returns AS OF 9/30/02

                                                           Inception                                                       From
                                                             Date               1 Year              5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                3/31/95          (0.66)%               4.35%                 6.65%

RESTRICTED SHARES                                              3/31/95          (0.26)%               4.65%                 6.95%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE GRAPH ON THE LEFT COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE INVESTOR SHARES AND RESTRICTED SHARES OF THE INCOME PORTFOLIO ON 3/31/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LEHMAN INDEX") AS WELL AS TO A CUSTOMIZED BLENDED INDEX REFLECTING THE PORTFOLIO'S ASSET ALLOCATION BASELINE PERCENTAGES ("BASELINE") WHICH ARE DESCRIBED BELOW AND IN THE PORTFOLIO'S PROSPECTUS. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE INCOME PORTFOLIO ALLOCATES YOUR MONEY AMONG DOMESTIC BONDS AND STOCKS AND MONEY MARKET INSTRUMENTS. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN INDEX WAS SELECTED BECAUSE (1) GOVERNMENT AND CORPORATE BONDS REPRESENT THE HIGHEST BASELINE PERCENTAGE OF THE PORTFOLIO AND (2) THE FIXED-INCOME PORTION OF THE PORTFOLIO IS INVESTED TO REPRESENT THE LEHMAN INDEX. THE CUSTOMIZED BLENDED INDEX HAS BEEN PREPARED BY THE PORTFOLIO FOR PURPOSES OF MORE ACCURATE COMPARISON TO THE PORTFOLIO'S OVERALL PORTFOLIO COMPOSITION. WE HAVE COMBINED THE PERFORMANCE OF UNMANAGED INDICES REFLECTING THE BASELINE PERCENTAGES SET FORTH IN THE PROSPECTUS, BUT IN GREATER DETAIL THAN THE BROADER PROSPECTUS BASELINE PERCENTAGES: BONDS - 67.5%; STOCKS - 22.5%; AND TREASURY BILLS - 10%. THE CUSTOMIZED BLENDED INDEX COMBINES RETURNS FROM THE LEHMAN INDEX, THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") AND THE 90-DAY TREASURY BILL RATE, AS IT CHANGES FROM TIME TO TIME, AND IS WEIGHTED TO THE AFOREMENTIONED BASELINE PERCENTAGES. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CREDIT DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. NONE OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES OR OTHER EXPENSES. FURTHER INFORMATION RELATING TO THE PORTFOLIO'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

                                                        The Portfolios

EXHIBIT A:

          Dreyfus    Dreyfus
          Lifetime   Lifetime     Standard &
          Portfolio  Portfolio    Poor's 500
          Growth     Growth       Composite
          Portfolio  Portfolio    Stock     Customized
 PERIOD   (Investo   (Restricted  Price     Blended
          shares)    shares)      Index *   Index **

 3/31/95  10,000     10,000       10,000    10,000
 9/30/95  11,856     11,872       11,823    11,546
 9/30/96  14,177     14,214       14,225    13,399
 9/30/97  19,043     19,146       19,977    17,552
 9/30/98  19,610     19,752       21,791    18,169
 9/30/99  24,218     24,478       27,846    22,090
 9/30/00  26,361     26,712       31,541    25,143
 9/30/01  19,677     19,982       23,148    20,562
 9/30/02  16,074     16,408       18,410    17,772

*  Source: Lipper Inc.
** Source: Lipper Inc., Morgan Stanley & Co. Incorporated,
   J.P. Morgan & Co. Incorporated and Bloomberg L.P.


PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in the Investor shares and Restricted shares of Dreyfus Lifetime Portfolios, Inc., Growth Portfolio with the Standard & Poor's 500 Composite Stock Price Index and a Customized Blended Index

((+))     SOURCE: LIPPER INC.

((+)(+)) SOURCE: LIPPER INC., MORGAN STANLEY & CO. INCORPORATED, J.P. MORGAN & CO. INCORPORATED AND BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



Average Annual Total Returns AS OF 9/30/02

                                                           Inception                                                       From
                                                             Date               1 Year              5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                3/31/95         (18.31)%             (3.33)%                 6.53%

RESTRICTED SHARES                                              3/31/95         (17.88)%             (3.04)%                 6.83%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES.

THE GRAPH ON THE LEFT COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE INVESTOR SHARES AND RESTRICTED SHARES OF THE GROWTH PORTFOLIO ON 3/31/95 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") AS WELL AS TO A CUSTOMIZED BLENDED INDEX REFLECTING THE PORTFOLIO'S ASSET ALLOCATION BASELINE PERCENTAGES ("BASELINE") WHICH ARE DESCRIBED BELOW AND IN THE PORTFOLIO'S PROSPECTUS. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE GROWTH PORTFOLIO ALLOCATES YOUR MONEY AMONG DOMESTIC AND FOREIGN STOCKS AND BONDS. THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE S&P 500 INDEX WAS SELECTED BECAUSE (1) DOMESTIC COMMON STOCKS REPRESENT THE HIGHEST BASELINE PERCENTAGE OF THE PORTFOLIO'S ASSETS AND (2) THE MAJORITY OF THE STOCK PORTION OF THE PORTFOLIO IS INVESTED IN STOCKS INCLUDED IN THE S&P 500 INDEX. THE CUSTOMIZED BLENDED INDEX HAS BEEN PREPARED BY THE PORTFOLIO FOR PURPOSES OF MORE ACCURATE COMPARISON TO THE PORTFOLIO'S OVERALL PORTFOLIO COMPOSITION. WE HAVE COMBINED THE PERFORMANCE OF UNMANAGED INDICES REFLECTING THE BASELINE PERCENTAGES SET FORTH IN THE PROSPECTUS, BUT IN GREATER DETAIL THAN THE BROADER PROSPECTUS BASELINE PERCENTAGES: DOMESTIC LARGE COMPANY STOCKS - 54.4%; DOMESTIC SMALL COMPANY STOCKS - 13.6%; FOREIGN STOCKS - 12.0%; DOMESTIC BONDS - 17.0%; AND FOREIGN BONDS - 3.0%. THE CUSTOMIZED BLENDED INDEX COMBINES RETURNS FROM THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (FREE) INDEX-HEDGED, $U.S. ("EAFE INDEX"), THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX ("LEHMAN INDEX") AND THE J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX-HEDGED, $U.S. ("J.P. MORGAN GLOBAL INDEX") AND IS WEIGHTED TO THE AFOREMENTIONED BASELINE PERCENTAGES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF 3,000 OF THE LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE EAFE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CREDIT DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE J.P. MORGAN GLOBAL INDEX IS AN INDEX THAT MEASURES RETURNS ON BONDS FROM 12 WORLD MARKETS, HEDGED INTO U.S. DOLLARS. THIS INDEX DOES NOT INCLUDE A U.S. BONDS COMPONENT. NONE OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES OR OTHER EXPENSES. FURTHER INFORMATION RELATING TO THE PORTFOLIO'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                        The Portfolios


STATEMENT OF INVESTMENTS

September 30, 2002



STATEMENT OF INVESTMENTS

INCOME PORTFOLIO

                                                                                               Principal

BONDS AND NOTES--69.3%                                                                        Amount ($)               Value ($)
--------------------------------------------------------------------------------

FINANCIAL--15.2%

AMVESCAP, Gtd. Notes,

   6.60%, 2005                                                                                  200,000                  216,621

AXA Financial, Sr. Notes,

   7.75%, 2010                                                                                  175,000                  200,639

Allstate, Sr. Notes,

   7.875%, 2005                                                                                 300,000                  334,123

Amerada Hess, Sr. Notes,

   7.375%, 2009                                                                                 200,000                  233,180

American General Finance, Notes,

   5.875%, 2006                                                                                 300,000                  322,478

Anadarko Finance, Gtd. Notes ,

   6.75%, 2011                                                                                  100,000                  112,495

Atlantic Richfield, Notes,

   5.55%, 2003                                                                                  500,000                  510,187

Australia & New Zealand Banking Group, Sub. Notes,

   7.55%, 2006                                                                                  150,000                  173,142

BB&T, Sub. Notes,

   4.75%, 2012                                                                                  170,000                  172,358

Bank of America, Sub. Notes,

   7.80%, 2010                                                                                  250,000                  302,625

Bank of New York, Sr. Notes,

   5.20%, 2007                                                                                  275,000                  297,307

Bank One, Sub. Notes,

   5.90%, 2011                                                                                  240,000  (a)             263,029

Bayerische Landesbank NY, Sr. Notes,

   5.875%, 2008                                                                                 225,000                  250,457

CIT Group, Sr. Notes,

   6.15%, 2002                                                                                  200,000                  201,392

CITIGROUP, Sub. Notes,

   7.25%, 2010                                                                                  450,000                  516,528

COUNTRYWIDE HOME, Gtd. Notes,

   5.50%, 2006                                                                                  235,000                  247,070

Canadian Government, Bonds,

   5.25%, 2008                                                                                  200,000                  223,135

Credit Suisse First Boston USA, Notes,

   5.875%, 2006                                                                                 260,000                  278,927

Deutsche Telekom International Finance, Gtd. Notes,

   8%, 2010                                                                                     200,000                  219,749


INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Diageo Capital, Gtd. Notes,

   7.25%, 2009                                                                                  185,000                  220,092

EOP Operating, Sr. Notes,

   6.75%, 2008                                                                                  150,000                  164,559

European Investment Bank, Notes,

   4.625%, 2007                                                                                 550,000  (a)             587,264

Fleet Boston, Sub. Notes,

   7.375%, 2009                                                                                 135,000                  153,557

Ford Motor Credit, Bonds,

   7.375%, 2011                                                                                 600,000                  566,797

General Electric Capital, Sub. Notes,

   8.125%, 2012                                                                                 250,000                  306,234

General Motors Acceptance Corp., Notes,

   6.75%, 2006                                                                                  785,000                  814,133

Goldman Sachs Group, Notes,

   6.60%, 2012                                                                                  275,000                  302,408

HSBC Holding, Sub. Notes,

   7.50%, 2009                                                                                  100,000                  118,093

Hellenic Republic, Notes,

   6.95%, 2008                                                                                  150,000                  175,767

Household Finance, Notes,

   8%, 2010                                                                                     260,000                  269,041

Inter-American Development Bank:

  Bonds,

      5.75%, 2008                                                                               270,000                  303,563

   Sr. Unsub. Notes,

      6.50%, 2004                                                                               200,000                  217,729

International Bank for Reconstruction & Development,
   Sr. Unsub. Notes,

   5%, 2006                                                                                     250,000                  263,230

Key Bank, Sub. Notes,

   7%, 2011                                                                                     150,000                  172,244

Kingdom of Spain, Notes,

   7%, 2005                                                                                     150,000                  168,002

Lehman Brothers Holdings, Notes,

   6.625%, 2012                                                                                 250,000                  274,417

MBNA America Bank, Sr. Notes,

   7.75%, 2005                                                                                  250,000                  272,215

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Mack-Cali Realty, Notes,

   7%, 2004                                                                                     200,000                  210,871

Merrill Lynch & Co., Notes,

   6%, 2009                                                                                     250,000  (a)             266,476

MetLife, Sr. Notes,

   6.125%, 2011                                                                                 150,000                  160,863

Morgan Stanley Dean Witter, Unsub. Notes,

   6.10%, 2006                                                                                  450,000  (a)             487,339

New Brunswick (Province), Deb.,

   7.625%, 2004                                                                                 400,000  (a)             438,080

Ontario (Province Of), Sr. Unsub. Notes,

   5.50%, 2008                                                                                  250,000                  279,015

Quebec Province, Deb.,

   7%, 2007                                                                                     215,000                  248,240

Republic of Italy, Deb.,

   6%, 2003                                                                                     250,000                  260,173

Republic of Korea, Unsub. Notes,

   8.875%, 2008                                                                                 200,000  (a)             251,500

Royal Bank of Scotland Group, Sub. Notes,

   6.375%, 2011                                                                                 160,000  (a)             178,549

Sanwa Finance Aruba, Gtd. Notes,

   8.35%, 2009                                                                                  100,000                  110,522

Sumitomo Bank International Finance, Gtd. Notes,

   8.50%, 2009                                                                                  150,000  (a)             171,140

U.S. Bank, Notes,

   5.70%, 2008                                                                                  300,000                  333,721

United Mexican States, Notes,

   9.875%, 2010                                                                                 250,000                  284,375

Verizon Global Funding, Notes,

   7.25%, 2010                                                                                  200,000                  209,656

Washington Mutual, Notes,

   7.50%, 2006                                                                                  250,000                  282,579

Wells Fargo, Sub. Notes,

   6.25%, 2008                                                                                  450,000                  510,145

                                                                                                                      15,108,031

INDUSTRIAL--9.7%

Abitibi-Consolidated, Bonds,

   8.30%, 2005                                                                                  150,000                  159,255


INCOME PORTFOLIO (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Albertson's, Sr. Notes,

   7.50%, 2011                                                                                  150,000  (a)             174,981

Alcoa, Notes,

   7.375%, 2010                                                                                 100,000                  119,225

Bristol-Myers Squibb, Notes,

   5.75%, 2011                                                                                  170,000                  184,072

Burlington, Gtd. Notes,

   5.60%, 2006                                                                                  200,000                  214,640

Carter Holt Harvey, Sr. Notes,

   8.875%, 2004                                                                                 200,000                  206,267

ChevronTexaco, Notes,

   3.50%, 2007                                                                                  300,000  (a)             304,870

Coca-Cola, Notes,

   5.75%, 2011                                                                                  100,000                  110,292

Comcast Cable Communications, Notes,

   6.20%, 2008                                                                                  250,000                  235,350

ConAgra Foods, Notes,

   7.875%, 2010                                                                                 150,000                  180,858

Coors Brewing, Notes,

   6.375%, 2012                                                                                  85,000  (a)              96,366

Cox Communications, Notes,

   6.875%, 2005                                                                                 400,000                  407,174

DaimlerChrysler, Gtd. Notes,

   8%, 2010                                                                                     150,000                  171,565

Delhaize America, Gtd. Notes,

   8.125%, 2011                                                                                 100,000  (a)              91,614

Electronic Data Systems, Notes,

   7.125%, 2009                                                                                 100,000  (a)              93,669

General Electric Capital, Deb.,

   8.85%, 2005                                                                                  300,000                  343,382

General Mills, Notes,

   6%, 2012                                                                                      80,000                   86,323

General Motors, Notes,

   7.20%, 2011                                                                                  165,000  (a)             165,127

Georgia Power, Sr. Notes,

   4.875%, 2007                                                                                 300,000                  318,486

Gillette, Notes,

   4%, 2005                                                                                     350,000                  367,143

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Hertz, Sr. Notes,

   8.25%, 2005                                                                                  200,000                  204,155

Hewlett-Packard, Notes,

   7.15%, 2005                                                                                  200,000                  212,119

International Paper, Notes,

   6.75%, 2011                                                                                  150,000                  166,348

John Deere Capital, Notes,

   7%, 2012                                                                                     175,000                  203,566

KFW International Finance, Bank Gtd. Notes,

   5.25%, 2006                                                                                  250,000                  270,630

Kellogg, Notes,

   6%, 2006                                                                                     250,000                  273,697

Kerr-McGee, Gtd. Notes,

   6.875%, 2011                                                                                 150,000  (a)             172,014

Kraft Foods, Notes,

   4.625%, 2006                                                                                 250,000                  264,149

Lockheed Martin, Notes,

   8.20%, 2009                                                                                  175,000                  215,295

McDonald's, Notes,

   6%, 2011                                                                                     190,000                  211,645

NIKE, Sr. Notes,

   5.50%, 2006                                                                                  250,000                  271,252

News America Holdings, Sr. Notes,

   8.50%, 2005                                                                                  175,000                  187,119

Nordstrom, Sr. Notes,

   5.625%, 2009                                                                                 200,000                  213,277

Norfolk Southern, Sr. Notes,

   6.20%, 2009                                                                                  250,000                  270,520

Phillips Petroleum, Notes,

   8.75%, 2010                                                                                  135,000                  171,233

SBC Communications, Notes,

   5.75%, 2006                                                                                  250,000  (a)             267,057

Safeway, Notes,

   5.80%, 2012                                                                                  200,000  (a)             210,495

Sara Lee, Notes,

   6.25%, 2011                                                                                  170,000                  192,372


INCOME PORTFOLIO (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Target, Notes,

   5.375%, 2009                                                                                 300,000                  325,526

Time Warner, Notes,

   7.75%, 2005                                                                                  250,000                  244,350

Unilever Capital, Gtd. Notes,

   7.125%, 2010                                                                                 150,000                  179,479

Union Oil Co. of California, Deb.,

   9.125%, 2006                                                                                 250,000                  295,602

Viacom, Gtd. Notes,

   7.75%, 2005                                                                                  175,000                  193,236

Wal-Mart Stores, Sr. Notes,

   6.875%, 2009                                                                                 100,000                  118,174

Weyerhaeuser, Notes,

   6.125%, 2007                                                                                 300,000  (b)             319,844

                                                                                                                       9,683,813

TRANSPORTATION--.2%

Union Pacific, Notes,

   6.50%, 2012                                                                                  150,000                  169,506

UTILITIES--4.3%

AT&T, Sr. Notes,

   7.30%, 2011                                                                                  200,000                  193,378

AT&T Wireless, Sr. Notes,

   7.875%, 2011                                                                                  75,000                   57,847

British Telecom, Notes,

   8.375%, 2010                                                                                 200,000                  235,391

DPL, Sr. Notes,

   6.875%, 2011                                                                                 180,000                  168,942

DTE Energy, Sr. Notes,

   7.05%, 2011                                                                                  150,000                  169,396

France Telecom, Notes,

   8.70%, 2006                                                                                  195,000                  207,631

Hydro-Quebec, Gtd. Notes,

   6.30%, 2011                                                                                  160,000  (a)             184,585

K N Energy, Sr. Notes,

   6.65%, 2005                                                                                  350,000                  374,872

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

INCOME PORTFOLIO (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

KeySpan, Notes,

   7.25%, 2005                                                                                  150,000                  167,456

National Rural Utilities, Collateral Trust,

   5.50%, 2005                                                                                  500,000                  526,174

Niagara Mohawk Power, First Mortgage,

   7.75%, 2006                                                                                  200,000                  227,823

PPL Electric Utilities, Scd. Notes,

   6.25%, 2009                                                                                  200,000                  213,647

Philadelphia Electric, First Refunding Mortgage,

   6.625%, 2003                                                                                 500,000                  508,665

Progress Energy, Sr. Notes,

   7.10%, 2011                                                                                   80,000                   87,525

Scana, Notes,

   6.25%, 2012                                                                                  170,000  (a)             187,739

Sempra Energy, Notes,

   7.95%, 2010                                                                                  150,000                  162,603

Sprint Capital, Gtd. Notes,

   7.625%, 2011                                                                                 150,000                  101,460

Telefonica Europe, Gtd. Notes,

   7.75%, 2010                                                                                  145,000                  156,789

United Technologies, Notes,

   7.125%, 2010                                                                                 150,000                  176,586

Vodafone Group, Notes,

   7.75%, 2010                                                                                  135,000                  152,946

                                                                                                                       4,261,455

U.S. GOVERNMENT & AGENCIES--39.9%

Federal Home Loan Bank:

  Bonds,

      3.375%, 6/15/2004                                                                       1,750,000                1,791,563

   Notes:

      5.125%, 9/15/2003                                                                       1,700,000                1,758,310

      4.75%, 6/28/2004                                                                          300,000                  314,250


INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal Home Loan Bank (continued):

  Sr. Notes,

      5.80%, 9/2/2008                                                                           500,000                  562,250

Federal Home Loan Mortgage Corp., Notes:

   5%, 5/15/2004                                                                              2,250,000                2,360,673

   7%, 7/15/2005                                                                              1,000,000                1,123,585

   5.50%, 7/15/2006                                                                           1,000,000                1,097,105

   3.50%, 9/15/2007                                                                             300,000                  305,027

   5.75%, 3/15/2009                                                                             880,000                  984,500

Federal National Mortgage Association, Notes:

   5.75%, 6/15/2005                                                                           1,300,000                1,415,851

   5.50%, 5/02/2006                                                                           2,650,000                2,857,381

   5.25%, 1/15/2009                                                                           1,905,000                2,076,773

   5.375%, 11/15/2011                                                                           500,000                  541,012

U.S. Treasury Bonds:

   11.625%, 11/15/2004                                                                        1,750,000                2,108,750

   10%, 5/15/2010                                                                             1,575,000                1,889,559

U.S. Treasury Notes:

   5.875%, 2/15/2004                                                                          1,000,000                1,059,060

   3.375%, 4/30/2004                                                                          1,000,000                1,027,730

   7.25%, 8/15/2004                                                                           1,845,000                2,035,256

   5.875%, 11/15/2004                                                                         2,080,000                2,259,234

   7.875%, 11/15/2004                                                                         2,310,000                2,603,786

   6.75%, 5/15/2005                                                                             300,000                  336,900

   7%, 7/15/2006                                                                              1,720,000                2,010,181

   6.625%, 5/15/2007                                                                          2,970,000                3,498,096

   5.75%, 8/15/2010                                                                           1,575,000                1,831,111

   5%, 8/15/2011                                                                              1,560,000                1,732,988

                                                                                                                      39,580,931

TOTAL BONDS AND NOTES

   (cost $64,333,744)                                                                                                 68,803,736

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

SHORT-TERM INVESTMENTS--31.0%                                                                  Amount ($)              Value ($)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--15.9%

  Greenwich Capital Markets, Repurchase Agreement,
  1.90% dated 9/30/2002 to be repurchased

   at $15,822,275 on 10/1/2002 (fully collateralized
   by $15,785,000 Federal Home Loan Mortgage Corp.
   Notes, 3.40% due 2/20/2004, value $16,080,969)                                            15,821,440               15,821,440

U.S. TREASURY BILLS--15.1%

   1.60%, 10/17/2002                                                                          5,000,000  (c)           4,996,600

   1.55%, 12/12/2002                                                                         10,000,000                9,969,600

                                                                                                                      14,966,200

TOTAL SHORT-TERM INVESTMENTS

   (cost $30,786,867)                                                                                                 30,787,640
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,120,611)                                                             100.3%               99,591,376

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                (347,077)

NET ASSETS                                                                                       100.0%               99,244,299

(A)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT SEPTEMBER 30, 2002,
     THE TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $4,031,322
     AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS
     $4,174,250.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY NOT BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30,
     2002, THIS SECURITY AMOUNTED TO $319,844 OR .3% OF NET ASSETS.

(C)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

September 30, 2002

INCOME PORTFOLIO

                                                                   Market Value                                        Unrealized

                                                                     Covered by                                    (Depreciation)

                                                 Contracts        Contracts ($)                Expiration         at 9/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES PURCHASED

Standard & Poor's 500                                   96           19,560,000             December 2002          (1,865,781)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolios


STATEMENT OF INVESTMENTS

September 30, 2002

GROWTH AND INCOME PORTFOLIO

COMMON STOCKS--44.6%                                                                             Shares                Value ($)
--------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Philip Morris Cos.                                                                               50,600                1,963,280

CONSUMER CYCLICAL--4.6%

AutoZone                                                                                         16,900  (a)           1,332,734

Darden Restaurants                                                                               22,100                  535,704

Eastman Kodak                                                                                    22,900                  623,796

Federated Department Stores                                                                      16,200  (a)             476,928

General Motors                                                                                   29,800  (b)           1,159,220

Johnson Controls                                                                                 11,800                  906,476

Jones Apparel Group                                                                              13,300  (a)             408,310

Limited Brands                                                                                   45,900                  658,206

Mohawk Industries                                                                                 9,800  (a)             486,570

Ross Stores                                                                                      18,000                  641,520

Sears, Roebuck & Co.                                                                             38,100                1,485,900

TJX Cos.                                                                                         47,600                  809,200

V. F.                                                                                            15,000                  539,700

Wal-Mart Stores                                                                                  36,200                1,782,488

Wendy's International                                                                            25,800  (b)             854,238

Whirlpool                                                                                         9,400                  431,084

YUM! Brands                                                                                      21,700  (a)             601,307

                                                                                                                      13,733,381

CONSUMER STAPLES--3.0%

Clorox                                                                                           24,800                  996,464

Coca-Cola                                                                                        13,500                  647,460

ConAgra Foods                                                                                    49,900                1,240,015

Fortune Brands                                                                                    17,400                 822,846

General Mills                                                                                     18,800                 835,096

Kraft Foods, Cl. A                                                                                18,800                 685,448

Newell Rubbermaid                                                                                 19,400                 598,878

PepsiCo                                                                                           19,800                 731,610

Procter & Gamble                                                                                  13,400               1,197,692

SUPERVALU                                                                                         32,900                 531,335

Sara Lee                                                                                          39,400                 720,626

                                                                                                                       9,007,470

ENERGY--3.0%

Amerada Hess                                                                                      15,200               1,031,776

ChevronTexaco                                                                                     30,000               2,077,500


GROWTH AND INCOME PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                          Shares                Value ($)
--------------------------------------------------------------------------------

ENERGY (CONTINUED)

ConocoPhillips                                                                                    14,800                 684,352

Devon Energy                                                                                      16,400                 791,300

Exxon Mobil                                                                                      101,200               3,228,280

Sempra Energy                                                                                     32,000                 628,800

Sunoco                                                                                            21,500                 648,440

                                                                                                                       9,090,448

HEALTH CARE--6.9%

Abbott Laboratories                                                                              41,900                1,692,760

Amgen                                                                                            19,100  (a)             796,470

Bard (C.R.)                                                                                      12,300                  671,949

Becton, Dickinson & Co.                                                                          21,600                  613,440

Caremark Rx                                                                                      44,500  (a)             756,500

Gilead Sciences                                                                                  11,300  (a)             378,889

Guidant                                                                                          29,800  (a)             962,838

Johnson & Johnson                                                                                76,400                4,131,712

McKesson                                                                                         29,200                  827,236

Merck & Co.                                                                                      55,400                2,532,334

Mylan Laboratories                                                                               26,200                  857,788

Pfizer                                                                                           74,200                2,153,284

Pharmacia                                                                                        15,400                  598,752

Schering-Plough                                                                                  51,900                1,106,508

Tenet Healthcare                                                                                 26,000  (a)           1,287,000

WellPoint Health Networks                                                                        19,600  (a)           1,436,680

                                                                                                                      20,804,140

INTEREST SENSITIVE--11.2%

Ambac Financial Group                                                                             12,800                 689,792

American International Group                                                                      21,000               1,148,700

Bank of America                                                                                   42,900               2,737,020

Bank One                                                                                          38,400               1,436,160

Bear Stearns                                                                                      16,500                 930,600

Capital One Financial                                                                             25,800                 900,936

Citigroup                                                                                        116,600               3,457,190

Countrywide Credit Industries                                                                     22,500               1,060,875

Fidelity National Financial                                                                       23,800                 683,774

First Tennessee National                                                                         25,900  (b)             897,953

Freddie Mac                                                                                      33,400                1,867,060

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

GROWTH AND INCOME PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                          Shares                Value ($)
--------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

General Electric                                                                                 119,600               2,948,140

GreenPoint Financial                                                                              18,000                 751,320

Household International                                                                           30,200                 854,962

IndyMac Bancorp                                                                                  16,900  (a)             325,663

J.P. Morgan Chase & Co.                                                                          70,500                1,338,795

John Hancock Financial Services                                                                  28,100                  781,180

Legg Mason                                                                                        9,400                  400,064

MBNA                                                                                             48,900                  898,782

MGIC Investment                                                                                  11,100                  453,213

Marshall & Ilsley                                                                                23,000                  641,470

Merrill Lynch & Co.                                                                              33,700                1,110,415

National City                                                                                    38,400                1,095,552

North Fork Bancorporation                                                                        24,500                  927,080

Old Republic International                                                                       22,300                  632,874

Radian Group                                                                                     18,800                  614,008

RenaissanceRe                                                                                    23,200                  876,728

U.S. Bancorp                                                                                     55,600                1,033,048

UnionBanCal                                                                                      16,800                  705,768

Washington Mutual                                                                                46,700                1,469,649

                                                                                                                      33,668,771

INTERNET RELATED--.2%

Expedia, Cl. A                                                                                   11,000  (a)             557,150

PRODUCER GOODS & SERVICES--4.0%

Avery Dennison                                                                                     9,600                 547,008

Bemis                                                                                              8,500                 419,900

Burlington Northern Santa Fe                                                                      27,800                 664,976

Cooper Industries, Cl. A                                                                          25,400                 770,890

du Pont (E.I.) de Nemours                                                                         32,300               1,165,061

Honeywell International                                                                           39,800                 862,068

ITT Industries                                                                                    11,000                 685,630

KB HOME                                                                                           10,800                 527,472

Lennar                                                                                             6,400                 356,992

PPG Industries                                                                                    18,400                 822,480

Praxair                                                                                           15,000                 766,650

3M                                                                                                13,900               1,528,583

Tyco International                                                                                70,400                 992,640


GROWTH AND INCOME PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                          Shares                Value ($)
--------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Union Pacific                                                                                     13,200                 763,884

United Technologies                                                                               21,800               1,231,482

                                                                                                                      12,105,716

SERVICES--2.8%

AOL Time Warner                                                                                  99,100  (a)           1,159,470

Carnival                                                                                         38,400                  963,840

Electronic Data Systems                                                                          17,900                  250,242

Equifax                                                                                          21,800                  473,932

First Data                                                                                       34,800                  972,660

Gannett                                                                                          13,000                  938,340

IMS Health                                                                                       30,500                  456,585

McGraw-Hill Cos.                                                                                 16,000                  979,520

Moody's                                                                                          15,000                  727,500

Republic Services                                                                                44,000  (a)             827,200

SunGard Data Systems                                                                             11,300  (a)             219,785

Westwood One                                                                                     15,100  (a)             539,825

                                                                                                                       8,508,899

TECHNOLOGY--6.3%

Adobe Systems                                                                                    17,700                  338,070

Cisco Systems                                                                                    70,300  (a)             736,744

Danaher                                                                                           8,100                  460,485

Dell Computer                                                                                    83,800  (a)           1,970,976

Electronic Arts                                                                                   7,200  (a)             474,912

Intel                                                                                           141,500                1,965,435

International Business Machines                                                                  37,600                2,195,464

Intuit                                                                                           16,100  (a)             733,033

Jabil Circuit                                                                                    41,800  (a)             617,804

KLA-Tencor                                                                                       13,600  (a)             379,984

L-3 Communications                                                                                9,900  (a)             521,730

Linear Technology                                                                                30,100                  623,672

Maxim Integrated Products                                                                        24,400  (a)             604,144

Microsoft                                                                                       117,100  (a)           5,116,099

Oracle                                                                                          139,100  (a)           1,093,326

Pitney Bowes                                                                                     15,700                  478,693

QLogic                                                                                           18,700  (a)             486,948

                                                                                                                      18,797,519

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

GROWTH AND INCOME PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
--------------------------------------------------------------------------------

UTILITIES--1.9%

Ameren                                                                                           21,000  (b)             874,650

BellSouth                                                                                        32,300                  593,028

Entergy                                                                                          16,900                  703,040

PPL                                                                                              25,300                  823,262

Pepco                                                                                            26,800                  534,660

SBC Communications                                                                               59,900                1,203,990

Sprint (Fon Group)                                                                               75,800                  691,296

TXU                                                                                               9,500                  396,245

                                                                                                                       5,820,171

TOTAL COMMON STOCKS

   (cost $158,988,993)                                                                                               134,056,945
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

BONDS AND NOTES--38.4%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--9.0%

American General Finance, Notes,

   5.875%, 2006                                                                                 650,000                  698,701

Anadarko Finance, Gtd. Notes,

   6.75%, 2011                                                                                  250,000                  281,238

BB&T, Sub. Notes,

   4.75%, 2012                                                                                  300,000                  304,161

Bank of America, Sub. Notes,

   7.80%, 2010                                                                                  500,000                  605,251

Bank of New York, Sr. Notes,

   5.20%, 2007                                                                                  500,000                  540,558

Bank One, Sub. Notes,

   5.90%, 2011                                                                                  485,000  (b)             531,538

Bayerische Landesbank NY, Sr. Notes,

   5.875%, 2008                                                                                 435,000                  484,218

CIT Group, Sr. Notes,

   7.125%, 2004                                                                                 700,000                  742,585

CITIGROUP, Sub. Notes,

   7.25%, 2010                                                                                  775,000                  889,576

Canadian Government, Bonds,

   5.25%, 2008                                                                                  400,000                  446,270

Chase Manhattan, Sub. Deb.,

   7.125%, 2005                                                                               1,150,000                1,257,520

Credit Suisse First Boston USA, Notes,

   5.875%, 2006                                                                                 600,000                  643,678


GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

Duke Capital, Sr. Notes,

   7.50%, 2009                                                                                  400,000                  411,880

EOP Operating, Sr. Notes,

   6.75%, 2008                                                                                  300,000                  329,118

European Investment Bank, Notes,

   4.625%, 2007                                                                                 650,000  (b)             694,039

First Union National Bank, Sub. Notes,

   7.80%, 2010                                                                                  600,000                  729,493

Ford Motor Credit, Bonds,

   7.375%, 2011                                                                               1,000,000                  944,662

General Motors Acceptance Corp., Notes,

   6.75%, 2006                                                                                1,680,000                1,742,348

Goldman Sachs Group, Notes,

   6.60%, 2012                                                                                  575,000                  632,309

Hellenic Republic, Notes,

   6.95%, 2008                                                                                  665,000                  779,236

Household Finance, Notes,

   8%, 2010                                                                                     600,000                  620,864

Iceland (Republic Of), Notes,

   6.125%, 2004                                                                                 850,000                  893,700

Inter-American Development Bank, Bonds,

   5.75%, 2008                                                                                  500,000                  562,153

International Bank for Reconstruction & Development,

  Notes,

   5%, 2006                                                                                     500,000                  526,459

International Lease Finance, Notes,

   6.75%, 2003                                                                                  825,000                  857,464

Key Bank, Sub. Notes,

   7%, 2011                                                                                     300,000                  344,488

Kingdom of Spain, Notes,

   7%, 2005                                                                                   1,000,000                1,120,016

Lehman Brothers Holdings, Notes,

   6.625%, 2012                                                                                 500,000                  548,834

MBNA America Bank, Sr. Notes,

   7.75%, 2005                                                                                  500,000                  544,430

Mack-Cali Realty, Notes,

   7%, 2004                                                                                     200,000                  210,871

Merrill Lynch & Co., Notes,

   6%, 2009                                                                                     500,000  (b)             532,951

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)

MetLife, Sr. Notes,

   6.125%, 2011                                                                                 190,000  (b)             203,759

Morgan Stanley Dean Witter, Unsub. Notes,

   6.10%, 2006                                                                                  900,000  (b)             974,677

New Brunswick (Province), Deb.,

   7.625%, 2004                                                                                 800,000  (b)             876,159

Ontario (Province Of), Sr. Unsub. Notes,

   5.50%, 2008                                                                                  740,000                  825,884

Quebec Province, Sr. Unsub. Notes,

   5.75%, 2009                                                                                  150,000  (b)             166,423

Royal Bank of Scotland Group, Sub. Notes,

   6.375%, 2011                                                                                 300,000                  334,780

TXU Eastern Funding Co., Gtd. Notes,

   6.75%, 2009                                                                                  600,000                  576,562

U.S. Bancorp, Sub. Notes,

   6.75%, 2005                                                                                  180,000                  203,022

United Mexican States, Notes,

   9.875%, 2010                                                                                 600,000                  682,500

Verizon Global Funding, Notes,

   7.25%, 2010                                                                                  530,000                  555,589

Washington Mutual, Notes,

   7.50%, 2006                                                                                  550,000                  621,673

Wells Fargo, Sub. Notes,

   6.375%, 2011                                                                                 500,000                  563,883

                                                                                                                      27,035,520

INDUSTRIAL--6.3%

Abitibi-Consolidated, Bonds,

   8.30%, 2005                                                                                  300,000                  318,510

Albertson's, Sr. Notes,

   7.50%, 2011                                                                                  200,000  (b)             233,307

Alcoa, Notes,

   7.375%, 2010                                                                                 400,000                  476,901

Amoco, Gtd. Notes,

   6.25%, 2004                                                                                  700,000                  755,239

Bristol-Myers Squibb, Notes,

   5.75%, 2011                                                                                  350,000  (b)             378,973

Coca-Cola, Notes,

   5.75%, 2011                                                                                  200,000                  220,584


GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Comcast Cable Communications, Sr. Notes,

   6.75%, 2011                                                                                  300,000                  279,518

ConAgra Foods, Notes,

   7.875%, 2010                                                                                 400,000                  482,288

Coors Brewing, Notes,

   6.375%, 2012                                                                                 170,000  (b)             192,731

Cox Communications, Notes,

   6.875%, 2005                                                                                 691,000                  703,392

DaimlerChrysler, Notes,

   6.40%, 2006                                                                                1,000,000                1,074,498

Delphi Auto Systems, Notes,

   6.125%, 2004                                                                               1,000,000                1,036,903

Dow Chemical, Notes,

   6.125%, 2011                                                                                 350,000  (b)             370,778

General Mills, Notes,

   6%, 2012                                                                                     160,000  (b)             172,647

General Motors, Notes,

   7.20%, 2011                                                                                  300,000  (b)             300,230

Gillette, Notes,

   4%, 2005                                                                                   1,000,000                1,048,981

International Paper, Notes,

   6.75%, 2011                                                                                  300,000                  332,696

John Deere Capital, Notes,

   7%, 2012                                                                                     200,000                  232,647

KFW International Finance, Bank Gtd. Notes,

   5.25%, 2006                                                                                  600,000                  649,513

KOHLS, Notes,

   6.30%, 2011                                                                                  335,000  (b)             375,203

Kellogg, Notes,

   6%, 2006                                                                                     500,000  (b)             547,393

Kraft Foods, Notes,

   4.625%, 2006                                                                                 500,000                  528,299

Kroger, Gtd. Notes,

   8.05%, 2010                                                                                  375,000                  438,868

Lockheed Martin, Notes,

   8.20%, 2009                                                                                  325,000                  399,833

NIKE, Sr. Notes,

   5.50%, 2006                                                                                  600,000                  651,004

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

News America Holdings, Sr. Notes,

   8.50%, 2005                                                                                  325,000                  347,507

PPG Industries, Notes,

   6.75%, 2004                                                                                1,000,000                1,069,467

Phillips Petroleum, Notes,

   8.75%, 2010                                                                                  375,000                  475,648

Potash, Notes,

   7.75%, 2011                                                                                  250,000                  297,136

SBC Communications, Notes,

   5.75%, 2006                                                                                  600,000  (b)             640,936

Sara Lee, Notes,

   6.25%, 2011                                                                                  175,000                  198,030

USX, Notes,

   7.20%, 2004                                                                                1,000,000                1,061,919

Unilever Capital, Gtd. Notes,

   7.125%, 2010                                                                                 400,000                  478,611

Union Oil Co. of California, Deb.,

   9.125%, 2006                                                                                 550,000                  650,323

Viacom, Gtd. Notes,

   7.70%, 2010                                                                                  300,000                  353,018

Wal-Mart Stores, Sr. Notes,

   6.875%, 2009                                                                                 450,000  (b)             531,784

Weyerhaeuser, Notes,

   6.125%, 2007                                                                                 600,000  (c)             639,688

                                                                                                                      18,945,003

TRANSPORTATION--.2%

Norfolk Southern, Sr. Notes,

   8.625%, 2010                                                                                 275,000                  345,606

Union Pacific, Notes,

   6.50%, 2012                                                                                  250,000                  282,509

                                                                                                                         628,115

UTILITIES--2.6%

AT&T, Notes,

   5.625%, 2004                                                                               1,000,000                  992,911

AT&T Wireless Services, Sr. Notes,

   7.875%, 2011                                                                                 150,000                  115,695

British Telecom, Notes,

   8.375%, 2010                                                                                 400,000                  470,782


GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
--------------------------------------------------------------------------------

UTILITIES (CONTINUED)

DTE Energy, Sr. Notes,

   7.05%, 2011                                                                                  350,000                  395,259

Dominion Resources, Sr. Notes,

   8.125%, 2010                                                                                 300,000  (b)             349,327

France Telecom, Notes,

   8.70%, 2006                                                                                  340,000                  362,023

Hydro-Quebec, Gtd. Notes,

   6.30%, 2011                                                                                  380,000                  438,390

K N Energy, Sr. Notes,

   6.65%, 2005                                                                                  650,000                  696,191

Niagara Mohawk Power, Sr. Notes,

   7.75%, 2008                                                                                  400,000                  470,141

PPL Electric Utilities, Scd. Bonds,

   6.25%, 2009                                                                                  250,000                  267,059

Philadelphia Electric, First Refunding Mortgage,

   6.625%, 2003                                                                               1,000,000                1,017,329

Progress Energy, Sr. Notes,

   7.10%, 2011                                                                                  180,000                  196,930

Public Service Electric & Gas, First Refunding Mortgage,

   8.875%, 2003                                                                                 500,000                  516,400

Telefonica Europe, Gtd. Notes,

   7.75%, 2010                                                                                  500,000                  540,651

United Technologies, Notes,

   7.125%, 2010                                                                                 400,000                  470,896

Wisconsin Electric Power, First Mortgage,

   7.25%, 2004                                                                                  500,000                  541,792

                                                                                                                       7,841,776

U.S. GOVERNMENT & AGENCIES--20.3%

Federal Home Loan Bank:

  Bonds:

      5.375%, 1/5/2004                                                                        4,600,000                4,818,500

      3.375%, 6/15/2004                                                                       1,500,000                1,535,625

      4.75%, 6/28/2004                                                                        2,000,000                2,095,000

   Notes,

      5.125%, 9/15/2003                                                                       2,150,000                2,223,745

Federal Home Loan Mortgage Corp., Notes:

   5.25%, 1/15/2006                                                                           3,730,000                4,039,706

   5.75%, 4/15/2008                                                                           1,250,000                1,399,776

                                                                                            The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp., Notes (continued):

   5.125%, 10/15/2008                                                                         1,550,000                1,684,556

   5.75%, 3/15/2009                                                                             500,000                  559,375

Federal National Mortgage Association, Notes:

   5.50%, 5/2/2006                                                                            2,200,000                2,372,165

   7.125%, 3/15/2007                                                                          2,550,000                2,985,229

   7.25%, 1/15/2010                                                                           3,500,000                4,234,881

U.S. Treasury Bonds:

   11.625%, 11/15/2004                                                                        1,170,000                1,409,850

   10%, 5/15/2010                                                                               500,000                  599,860

U.S. Treasury Notes:

   5.875%, 2/15/2004                                                                          1,200,000                1,270,872

   3%, 2/29/2004                                                                              3,100,000                3,162,961

   3.375%, 4/30/2004                                                                            750,000                  770,798

   7.25%, 8/15/2004                                                                           5,950,000                6,563,564

   6.75%, 5/15/2005                                                                           1,100,000                1,235,300

   5.75%, 11/15/2005                                                                          3,275,000                3,639,344

   7%, 7/15/2006                                                                              2,370,000                2,769,843

   6.50%, 10/15/2006                                                                          1,350,000                1,563,151

   6.625%, 5/15/2007                                                                          1,825,000                2,149,503

   5.625%, 5/15/2008                                                                          1,800,000                2,057,328

   4.75%, 11/15/2008                                                                          2,500,000                2,746,375

   6%, 8/15/2009                                                                                120,000                  140,545

   5%, 8/15/2011                                                                              2,620,000                2,910,532

                                                                                                                      60,938,384

TOTAL BONDS AND NOTES

   (cost $107,518,078)                                                                                               115,388,798


GROWTH AND INCOME PORTFOLIO (CONTINUED)

                                                                                               Principal

SHORT-TERM INVESTMENTS--16.7%                                                                 Amount ($)               Value ($)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--14.4%

  Greenwich Capital Markets, Repurchase Agreement,

  1.90%, dated 9/30/2002 to be repurchased at

  $43,357,288 on 10/1/2002 (fully collateralized by

  $42,665,000 of various U.S. Government

   Agency Obligations, value $43,676,899)                                                    43,355,000               43,355,000

U.S. TREASURY BILLS--2.3%

   1.56%, 10/17/2002                                                                          7,000,000  (d)           6,995,240

TOTAL SHORT-TERM INVESTMENTS

   (cost $50,350,147)                                                                                                 50,350,240
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $316,857,218)                                                             99.7%              299,795,983

CASH AND RECEIVABLES (NET)                                                                          .3%                  934,577

NET ASSETS                                                                                       100.0%              300,730,560

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE SECURITIES ARE ON LOAN. AT SEPTEMBER 30, 2002,
     THE TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $9,942,831
     AND THE TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS
     $10,456,950.

(C)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2002, THIS
     SECURITY AMOUNTED TO $639,688 OR .2% OF NET ASSETS.

(D)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolios


STATEMENT OF FINANCIAL FUTURES

September 30, 2002



GROWTH AND INCOME PORTFOLIO

                                                                                                                        Unrealized
                                                                  Market Value                                        Appreciation
                                                                    Covered by                                      (Depreciation)
                                               Contracts         Contracts ($)                 Expiration         at 9/30/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES PURCHASED:

CAC 40                                                90             2,470,306              December 2002                (72,381)

Deutsche Akteinindex                                  20             1,393,361              December 2002               (186,965)

Financial Times                                       80             4,652,068              December 2002               (303,086)

Hang Seng                                              5               289,438               October 2002                 (1,955)

Russell 2000                                         172            31,183,600              December 2002             (2,131,198)

S&P ASX 200 Index                                     15               603,710              December 2002                (11,802)

Standard & Poor's 500                                 14             2,852,500              December 2002               (274,387)

TOPIX                                                 51             3,822,225              December 2002                  3,683

                                                                                                                      (2,978,091)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

September 30, 2002

GROWTH PORTFOLIO

COMMON STOCKS--66.5%                                                                            Shares                  Value ($)
--------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.0%

Philip Morris Cos.                                                                               16,600                  644,080

CONSUMER CYCLICAL--6.8%

AutoZone                                                                                          5,500  (a)             433,730

Darden Restaurants                                                                                7,300                  176,952

Eastman Kodak                                                                                     7,500                  204,300

Federated Department Stores                                                                       5,300  (a)             156,032

General Motors                                                                                    9,800                  381,220

Johnson Controls                                                                                  3,900                  299,598

Jones Apparel Group                                                                               4,400  (a)             135,080

Limited Brands                                                                                   15,100                  216,534

Mohawk Industries                                                                                 3,200  (a)             158,880

Ross Stores                                                                                       5,900                  210,276

Sears, Roebuck & Co.                                                                             12,500                  487,500

TJX Cos.                                                                                         15,600                  265,200

V.F.                                                                                              4,900                  176,302

Wal-Mart Stores                                                                                  11,900                  585,956

Wendy's International                                                                             8,500                  281,435

Whirlpool                                                                                         3,100                  142,166

YUM! Brands                                                                                       7,100  (a)             196,741

                                                                                                                       4,507,902

CONSUMER STAPLES--4.5%

Clorox                                                                                            8,100                  325,458

Coca-Cola                                                                                         4,400                  211,024

ConAgra Foods                                                                                    16,400                  407,540

Fortune Brands                                                                                    5,700                  269,553

General Mills                                                                                     6,200                  275,404

Kraft Foods, Cl. A                                                                                6,200                  226,052

Newell Rubbermaid                                                                                 6,400                  197,568

PepsiCo                                                                                           6,500                  240,175

Procter & Gamble                                                                                  4,400                  393,272

SUPERVALU                                                                                        10,800                  174,420

Sara Lee                                                                                         12,900                  235,941

                                                                                                                       2,956,407

ENERGY--4.5%

Amerada Hess                                                                                      5,000                  339,400

ChevronTexaco                                                                                     9,800                  678,650

                                                        The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

GROWTH PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

ENERGY (CONTINUED)

ConocoPhillips                                                                                    4,900                  226,576

Devon Energy                                                                                      5,400                  260,550

Exxon Mobil                                                                                      33,200                1,059,080

Sempra Energy                                                                                    10,500                  206,325

Sunoco                                                                                            7,000                  211,120

                                                                                                                       2,981,701

HEALTH CARE--10.3%

Abbott Laboratories                                                                              13,700                  553,480

Amgen                                                                                             6,300  (a)             262,710

Bard (C.R.)                                                                                       4,000                  218,520

Becton, Dickinson & Co.                                                                           7,100                  201,640

Caremark Rx                                                                                      14,600  (a)             248,200

Gilead Sciences                                                                                   3,700  (a)             124,061

Guidant                                                                                           9,800  (a)             316,638

Johnson & Johnson                                                                                25,100                1,357,408

McKesson                                                                                          9,600                  271,968

Merck & Co.                                                                                      18,200                  831,922

Mylan Laboratories                                                                                8,600                  281,564

Pfizer                                                                                           24,300                  705,186

Pharmacia                                                                                         5,100                  198,288

Schering-Plough                                                                                  17,000                  362,440

Tenet Healthcare                                                                                  8,500  (a)             420,750

WellPoint Health Networks                                                                         6,400  (a)             469,120

                                                                                                                       6,823,895

INTEREST SENSITIVE--16.7%

Ambac Financial Group                                                                             4,200                  226,338

American International Group                                                                      6,900                  377,430

Bank of America                                                                                  14,100                  899,580

Bank One                                                                                         12,600                  471,240

Bear Stearns                                                                                      5,400                  304,560

Capital One Financial                                                                             8,500                  296,820

Citigroup                                                                                        38,200                1,132,630

Countrywide Credit Industries                                                                     7,400                  348,910

Fidelity National Financial                                                                       7,800                  224,094

First Tennesse National                                                                           8,500                  294,695

Freddie Mac                                                                                      11,000                  614,900


GROWTH PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
--------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

General Electric                                                                                 39,200                  966,280

GreenPoint Financial                                                                              5,900                  246,266

Household International                                                                           9,900                  280,269

IndyMac Bancorp                                                                                   5,500  (a)             105,985

J.P. Morgan Chase & Co.                                                                          23,100                  438,669

John Hancock Financial Services                                                                   9,200                  255,760

Legg Mason                                                                                        3,100                  131,936

MBNA                                                                                             16,050                  294,999

MGIC Investment                                                                                   3,600                  146,988

Marshall & Ilsley                                                                                 7,600                  211,964

Merrill Lynch & Co.                                                                              11,000                  362,450

National City                                                                                    12,600                  359,478

North Fork Bancorporation                                                                         8,000                  302,720

Old Republic International                                                                        7,300                  207,174

Radian Group                                                                                      6,200                  202,492

RenaissanceRe                                                                                     7,600                  287,204

U.S. Bancorp                                                                                     18,200                  338,156

UnionBanCal                                                                                       5,500                  231,055

Washington Mutual                                                                                15,300                  481,491

                                                                                                                      11,042,533

INTERNET RELATED--.3%

Expedia, Cl. A                                                                                    3,600  (a)             182,340

PRODUCER GOODS & SERVICES--6.0%

Avery Dennison                                                                                    3,200                  182,336

Bemis                                                                                             2,900                  143,260

Burlington Northern Santa Fe                                                                      9,100                  217,672

Cooper Industries, Cl. A                                                                          8,600                  261,010

du Pont (E.I.) de Nemours                                                                        10,600                  382,342

Honeywell International                                                                          13,000                  281,580

ITT Industries                                                                                    3,600                  224,388

KB HOME                                                                                           3,500                  170,940

Lennar                                                                                            2,100                  117,138

PPG Industries                                                                                    6,000                  268,200

Praxair                                                                                           4,900                  250,439

3M                                                                                                4,500                  494,865

Tyco International                                                                               23,100                  325,710

                                                        The Portfolios

STATEMENT OF INVESTMENTS (CONTINUED)

GROWTH PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
--------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Union Pacific                                                                                     4,300                  248,841

United Technologies                                                                               7,200                  406,728

                                                                                                                       3,975,449

SERVICES--4.2%

AOL Time Warner                                                                                  32,500  (a)             380,250

Carnival                                                                                         12,600                  316,260

Electronic Data Systems                                                                           5,900                   82,482

Equifax                                                                                           7,200                  156,528

First Data                                                                                       11,400                  318,630

Gannett                                                                                           4,300                  310,374

IMS Health                                                                                       10,000                  149,700

McGraw-Hill Cos.                                                                                  5,200                  318,344

Moody's                                                                                           4,900                  237,650

Republic Services                                                                                14,400  (a)             270,720

SunGard Data Systems                                                                              3,700  (a)              71,965

Westwood One                                                                                      5,000  (a)             178,750

                                                                                                                       2,791,653

TECHNOLOGY--9.3%

Adobe Systems                                                                                     5,800                  110,780

Cisco Systems                                                                                    23,100  (a)             242,088

Danaher                                                                                           2,700                  153,495

Dell Computer                                                                                    27,500  (a)             646,800

Electronic Arts                                                                                   2,400  (a)             158,304

Intel                                                                                            46,400                  644,496

International Business Machines                                                                  12,300                  718,197

Intuit                                                                                            5,300  (a)             241,309

Jabil Circuit                                                                                    13,700  (a)             202,486

KLA-Tencor                                                                                        4,500  (a)             125,730

L-3 Communications                                                                                3,300  (a)             173,910

Linear Technology                                                                                 9,900                  205,128

Maxim Integrated Products                                                                         8,000  (a)             198,080

Microsoft                                                                                        38,300  (a)           1,673,327

Oracle                                                                                           45,600  (a)             358,416

Pitney Bowes                                                                                      5,300                  161,597

QLogic                                                                                            6,100  (a)             158,844

                                                                                                                       6,172,987


GROWTH PORTFOLIO (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares                  Value ($)
--------------------------------------------------------------------------------

UTILITIES--2.9%

Ameren                                                                                            6,900                  287,385

BellSouth                                                                                        10,600                  194,616

Entergy                                                                                           5,600                  232,960

PPL                                                                                               8,300                  270,082

Pepco                                                                                             8,800                  175,560

SBC Communications                                                                               19,600                  393,960

Sprint (Fon Group)                                                                               24,800                  226,176

TXU                                                                                               3,100                  129,301

                                                                                                                       1,910,040

TOTAL COMMON STOCKS

   (cost $51,264,971)                                                                                                 43,988,987
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--34.3%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--19.2%

  Greenwich Capital Markets, Repurchase Agreement,

  1.90% dated 9/30/2002 to be repurchased

  at $12,720,671 on 10/1/2002 (fully collateralized by

  $10,865,000 Federal Home Loan Mortgage Corp. Notes,

   7% due 3/15/2010, value $12,946,299)                                                      12,720,000               12,720,000

U.S. TREASURY BILLS--15.1%

   1.58%, 10/17/2002                                                                         10,000,000  (b)           9,993,200

TOTAL SHORT-TERM INVESTMENTS

   (cost $22,712,970)                                                                                                 22,713,200
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $73,977,941)                                                             100.8%               66,702,187

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)                (514,997)

NET ASSETS                                                                                       100.0%               66,187,190

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolios


STATEMENT OF FINANCIAL FUTURES

September 30, 2002

GROWTH PORTFOLIO

                                                                                                                      Unrealized
                                                                  Market Value                                      Appreciation
                                                                    Covered by                                    (Depreciation)
                                               Contracts             Contracts ($)             Expiration           at 9/30/2002 ($)
----------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES PURCHASED:

CAC 40                                                52               1,427,288            December 2002              (41,821)

Deutsche Akteinindex                                  10                 696,681            December 2002              (93,507)

Financial Times                                       51               2,965,693            December 2002             (193,217)

Hang Seng                                              3                 173,662             October 2002               (1,173)

Russell 2000                                          60              10,878,000            December 2002             (739,290)

S&P ASX 200 Index                                     14                 563,463            December 2002              (11,015)

Standard & Poor's 500                                 13               2,648,750            December 2002             (250,329)

TOPIX                                                 27               2,023,531            December 2002                2,127

                                                                                                                     (1,328,225)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

                                                                                               Growth and

                                                                               Income               Income               Growth

                                                                            Portfolio            Portfolio            Portfolio
----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 2(c)((+) )
   (including Repurchase Agreements of
   $15,821,440, $43,355,000 and
   $12,720,000, for the Income Portfolio,
   the Growth and Income Portfolio
   and the Growth Portfolio, respectively)                                 99,591,376            299,795,983          66,702,187

Cash                                                                           32,799                201,803             152,710

Collateral for securities loaned--Note 2(c)                                 4,174,250             10,456,950                 --

Interest receivable                                                         1,095,062              1,598,165                 679

Receivable for shares of
   Common Stock subscribed                                                     19,825                 25,027              10,968

Receivable for investment securities sold                                          --              2,575,097             840,072

Receivable for futures
   variation margin--Note 5                                                        --                  3,874                 --

Dividends receivable                                                               --                184,543               60,599

Prepaid expenses                                                                4,676                  4,907                7,557

                                                                          104,917,988            314,846,349           67,774,772
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                  53,581                222,532               47,660

Liability for securities loaned--Note 2(c)                                  4,174,250             10,456,950                  --

Payable for investment securities purchased                                   768,868              2,646,708              864,134

Payable for shares of Common Stock redeemed                                   391,831                632,362              564,680

Payable for futures variation margin--Note 5                                  247,200                    --                39,657

Accrued expenses                                                               37,959                157,237               71,451

                                                                            5,673,689             14,115,789            1,587,582
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                             99,244,299            300,730,560           66,187,190

                                                                                            The Portfolios

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                                                                                                  Growth and

                                                                               Income                 Income              Growth

                                                                            Portfolio              Portfolio            Portfolio
----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                           104,671,318            370,557,752         103,599,359

Accumulated undistributed
   investment income--net                                                   1,891,753              5,660,850             297,983

Accumulated net realized gain
   (loss) on investments                                                  (9,923,756)           (55,448,716)         (29,106,173)

Accumulated net unrealized appreciation
   (depreciation) on investments [including
   ($1,865,781) net unrealized (depreciation)
   on financial futures for the Income Portfolio]                           2,604,984                   --                   --

Accumulated net unrealized appreciation
   (depreciation) on investments and
   foreign currency transactions [including
   ($2,978,091) and ($1,328,225)
   net unrealized (depreciation) on financial
   futures for the Growth and Income Portfolio
   and the Growth Portfolio, respectively]                                         --            (20,039,326)          (8,603,979)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                             99,244,299            300,730,560           66,187,190

                                                                                                 Growth and
                                                                               Income                 Income              Growth
NET ASSET VALUE PER SHARE                                                   Portfolio              Portfolio            Portfolio
----------------------------------------------------------------------------------------------------------------------------------

RESTRICTED CLASS SHARES

Net Assets ($)                                                             82,003,172            170,237,416            48,969,037

Shares Outstanding                                                          6,697,575             13,578,321             4,885,229
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.24                  12.54                10.02
----------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS SHARES

Net Assets ($)                                                             17,241,127            130,493,144           17,218,153

Shares Outstanding                                                          1,414,809              9,946,054            1,715,149
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   12.19                  13.12                10.04
----------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                             95,120,611            316,857,218           73,977,941

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended September 30, 2002

                                                                                                 Growth and
                                                                               Income                Income               Growth
                                                                            Portfolio             Portfolio             Portfolio
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                    3,871,789              8,371,778              524,653

Cash dividends (net of $4,609 and
   $1,666 foreign taxes withheld at source
   for the Growth and Income Portfolio
   and the Growth Portfolio, respectively)                                         --              2,424,005              874,079

Income from securities lending                                                  2,430                 10,543                1,832

TOTAL INCOME                                                                3,874,219             10,806,326            1,400,564

EXPENSES--NOTE 2(D):

Investment advisory fee--Note 4(a)                                            575,303              2,595,214              640,162

Shareholder servicing costs--Note 4(b)                                        102,259                937,351              186,440

Professional fees                                                              29,115                 42,749               27,516

Registration fees                                                              24,686                  6,187               18,078

Custodian fees--Note 4(b)                                                       9,081                 35,246               14,149

Prospectus and shareholders' reports                                            8,905                 26,998                7,353

Directors' fees and expenses--Note 4(c)                                         3,506                 11,360                3,440

Loan commitment fees--Note 3                                                    1,243                  4,501                1,236

Miscellaneous                                                                  17,051                 17,486                1,425

TOTAL EXPENSES                                                                771,149              3,677,092              899,799

INVESTMENT INCOME--NET                                                      3,103,070              7,129,234              500,765

                                                                                            The Portfolios

STATEMENT OF OPERATIONS (CONTINUED)

                                                                                                  Growth and
                                                                               Income                 Income                Growth
                                                                            Portfolio              Portfolio             Portfolio
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS--NOTE 5 ($):

Net realized gain (loss) on investments                                       237,002           (19,802,385)          (9,572,143)

Net realized gain (loss) on financial futures                             (3,715,723)            (8,360,055)          (3,269,357)

NET REALIZED GAIN (LOSS)                                                  (3,478,721)           (28,162,440)         (12,841,500)

Net unrealized appreciation (depreciation)
   on investments [including ($1,376,520)
   net unrealized (depreciation) on
   financial futures for the Income Portfolio]                                 36,771                 --                      --

Net unrealized appreciation (depreciation)
   on investments and foreign currency
   transactions [including ($1,154,283)
   and ($617,939) net unrealized
   (depreciation) on financial futures
   for the Growth and Income Portfolio
   and the Growth Portfolio, respectively]                                         --            (9,234,875)           (563,937)

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS                                                  (3,441,950)           (37,397,315)         (13,405,437)

NET (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                (338,880)           (30,268,081)         (12,904,672)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                              ----------------------------------

INCOME PORTFOLIO                                     2002                2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,103,070           4,745,327

Net realized gain (loss) on investments       (3,478,721)          (6,423,641)

Net unrealized appreciation
   (depreciation) on investments                  36,771            3,430,031

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (338,880)           1,751,717
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

   Restricted Class shares                    (3,907,612)          (3,076,004)

   Investor Class shares                      (1,201,643)          (1,024,377)

TOTAL DIVIDENDS                               (5,109,255)          (4,100,381)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

   Restricted Class shares                    25,493,383           21,763,093

   Investor Class shares                       5,112,479           10,492,483

Dividends reinvested:

   Restricted Class shares                     3,875,012            3,057,017

   Investor Class shares                       1,154,874              952,508

Cost of shares redeemed:

   Restricted Class shares                   (15,119,656)          (7,604,790)

   Investor Class shares                     (10,574,848)          (6,051,403)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             9,941,244           22,608,908

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,493,109           20,260,244
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            94,751,190           74,490,946

END OF PERIOD                                  99,244,299           94,751,190

Undistributed investment income--net            1,891,753            3,479,766

                                                        The Portfolios

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                               ---------------------------------

INCOME PORTFOLIO (CONTINUED)                         2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

RESTRICTED CLASS SHARES

Shares sold                                     2,034,348           1,672,176

Shares issued for dividends reinvested            308,766             241,853

Shares redeemed                                (1,182,587)           (587,334)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,160,527           1,326,695
--------------------------------------------------------------------------------

INVESTOR CLASS SHARES

Shares sold                                       409,353             804,864

Shares issued for dividends reinvested             92,096              75,416

Shares redeemed                                 (848,843)            (466,254)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (347,394)              414,026

SEE NOTES TO FINANCIAL STATEMENTS.



                                                    Year Ended September 30,
                                             -----------------------------------

GROWTH AND INCOME PORTFOLIO                          2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,129,234           10,688,496

Net realized gain (loss) on investments       (28,162,440)         (26,694,495)

Net unrealized appreciation
   (depreciation) on investments               (9,234,875)         (24,334,231)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (30,268,081)         (40,340,230)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

   Restricted Class shares                     (5,713,701)          (9,700,888)

   Investor Class shares                       (3,964,414)          (2,842,259)

Net realized gain on investments:

   Restricted Class shares                           --             (2,999,616)

   Investor Class shares                             --               (947,420)

TOTAL DIVIDENDS                                (9,678,115)         (16,490,183)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

   Restricted Class shares                     31,224,826           36,210,482

   Investor Class shares                       19,300,168          114,500,339

Dividends reinvested:

   Restricted Class shares                      5,704,989           12,622,937

   Investor Class shares                        3,916,789            3,674,302

Cost of shares redeemed:

   Restricted Class shares                    (41,901,616)         (24,081,840)

   Investor Class shares                      (25,811,152)         (24,050,846)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (7,565,996)         118,875,374

TOTAL INCREASE (DECREASE) IN NET ASSETS       (47,512,192)          62,044,961
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           348,242,752          286,197,791

END OF PERIOD                                 300,730,560          348,242,752

Undistributed investment income--net            5,660,850            7,409,280

                                                        The Portfolios

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                               ---------------------------------

GROWTH AND INCOME PORTFOLIO (CONTINUED)              2002                 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

RESTRICTED CLASS SHARES

Shares sold                                     2,156,677            2,285,908

Shares issued for dividends reinvested            385,212              807,093

Shares redeemed                                (2,901,194)          (1,553,133)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (359,305)           1,539,868
--------------------------------------------------------------------------------

INVESTOR CLASS SHARES

Shares sold                                     1,277,935            7,285,928

Shares issued for dividends reinvested            251,560              223,770

Shares redeemed                                (1,739,230)          (1,466,329)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (209,735)            6,043,369

SEE NOTES TO FINANCIAL STATEMENTS.



                                                    Year Ended September 30,
                                              ----------------------------------

GROWTH PORTFOLIO                                     2002                  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            500,765             2,018,378

Net realized gain (loss) on investments       (12,841,500)          (16,779,389)

Net unrealized appreciation
   (depreciation) on investments                 (563,937)          (15,670,791)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (12,904,672)          (30,431,802)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

   Restricted Class shares                    (1,063,061)            (3,261,369)

   Investor Class shares                        (287,006)              (679,481)

Net realized gain on investments:

   Restricted Class shares                          --               (2,588,388)

   Investor Class shares                            --                 (585,760)

TOTAL DIVIDENDS                               (1,350,067)            (7,114,998)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

   Restricted Class shares                     13,108,077            21,864,403

   Investor Class shares                        8,302,902             8,962,220

Dividends reinvested:

   Restricted Class shares                      1,052,758             5,800,349

   Investor Class shares                          284,410             1,261,089

Cost of shares redeemed:

   Restricted Class shares                    (32,007,783)          (11,540,060)

   Investor Class shares                       (6,787,879)           (5,237,078)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (16,047,515)           21,110,923

TOTAL INCREASE (DECREASE) IN NET ASSETS       (30,302,254)          (16,435,877)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            96,489,444           112,925,321

END OF PERIOD                                  66,187,190            96,489,444

Undistributed investment income--net              297,983             1,113,980

                                                        The Portfolios

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                    Year Ended September 30,
                                               ---------------------------------

GROWTH PORTFOLIO (CONTINUED)                         2002                  2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

RESTRICTED CLASS SHARES

Shares sold                                     1,042,409            1,462,737

Shares issued for dividends reinvested             76,509              372,773

Shares redeemed                                (2,415,997)            (763,944)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,297,079)           1,071,566
--------------------------------------------------------------------------------

INVESTOR CLASS SHARES

Shares sold                                       641,772              595,561

Shares issued for dividends reinvested             20,536               80,581

Shares redeemed                                  (534,708)            (325,857)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     127,600              350,285

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in each portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.
These figures have been derived from the portfolios' financial statements.

                                                                                     RESTRICTED CLASS SHARES
                                                               ---------------------------------------------------------------------

                                                                                     Year Ended September 30,
                                                              ----------------------------------------------------------------------

INCOME PORTFOLIO                                              2002(a)           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.99          13.41          13.55          13.78         14.04

Investment Operations:

Investment income--net                                         .41(b)         .73(b)         .74(b)        .65(b)            .61

Net realized and unrealized
   gain (loss) on investments                                   (.43)          (.45)           .13           .11             .57

Total from Investment Operations                                (.02)           .28            .87           .76            1.18

Distributions:

Dividends from investment income--net                           (.73)          (.70)          (.63)         (.66)          (.73)

Dividends from net realized gain
   on investments                                                  --           --            (.38)         (.33)          (.71)

Total Distributions                                             (.73)          (.70)         (1.01)         (.99)         (1.44)

Net asset value, end of period                                  12.24         12.99           13.41         13.55         13.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (.26)           2.23           6.74          5.66          9.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .72            .74            .76            .79          .88

Ratio of net investment income
   to average net assets                                         3.31           5.62           5.64           4.84         5.15

Portfolio Turnover Rate                                         49.90          43.15          41.96         158.10        64.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          82,003         71,929         56,461        45,221        40,582

(A) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.06, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.06 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.75% TO 3.31%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolios



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       INVESTOR CLASS SHARES
                                                              ----------------------------------------------------------------------

                                                                                      Year Ended September 30,
                                                              ----------------------------------------------------------------------

INCOME PORTFOLIO (CONTINUED)                                  2002(a)           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.95          13.37          13.53          13.74         14.01

Investment Operations:

Investment income--net                                         .37(b)         .70(b)         .70(b)        .60(b)            .65

Net realized and unrealized
   gain (loss) on investments                                   (.44)          (.45)            .12           .13            .49

Total from Investment Operations                                (.07)           .25             .82           .73           1.14

Distributions:

Dividends from investment income--net                           (.69)          (.67)          (.60)         (.61)          (.70)

Dividends from net realized gain
   on investments                                                  --            --           (.38)         (.33)          (.71)

Total Distributions                                             (.69)          (.67)          (.98)         (.94)         (1.41)

Net asset value, end of period                                  12.19         12.95          13.37          13.53         13.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (.66)          1.96           6.35           5.44          8.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.12          1.03           1.05           1.07          1.13

Ratio of net investment income
   to average net assets                                         2.95          5.33           5.33           4.59          4.92

Portfolio Turnover Rate                                         49.90         43.15          41.96         158.10         64.58
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          17,241        22,822         18,030        15,953        11,862

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05 AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.30% TO 2.95%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                      RESTRICTED CLASS SHARES
                                                               ---------------------------------------------------------------------

                                                                                     Year Ended September 30,
                                                              ----------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO                                   2002(a)           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.17           17.15          17.71          16.46         18.43

Investment Operations:

Investment income--net                                         .32(b)         .53(b)         .76(b)        .64(b)            .70

Net realized and unrealized
   gain (loss) on investments                                  (1.51)         (2.51)            .48         1.69             .30

Total from Investment Operations                               (1.19)         (1.98)           1.24         2.33            1.00

Distributions:

Dividends from investment income--net                           (.44)          (.76)          (.61)         (.63)          (.63)

Dividends from net realized gain
   on investments                                                  --          (.24)         (1.19)         (.45)         (2.34)

Total Distributions                                             (.44)         (1.00)         (1.80)        (1.08)         (2.97)

Net asset value, end of period                                  12.54         14.17          17.15          17.71         16.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (8.90)        (12.07)           7.39         14.51          6.28
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .84           .84             .86           .84           .84

Ratio of net investment income
   to average net assets                                         2.28          3.40            4.43           3.65          4.06

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                         --             --            --            .01            --

Portfolio Turnover Rate                                         66.50          86.48          87.49         142.50         76.78
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         170,237        197,503        212,582        204,096       186,397

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.03, INCREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.03 AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.49% TO 2.28%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolios


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           INVESTOR CLASS SHARES
                                                               ---------------------------------------------------------------------

GROWTH AND INCOME                                                                        Year Ended September 30,
                                                              ----------------------------------------------------------------------

   PORTFOLIO (CONTINUED)                                      2002(a)          2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.84          17.90         18.43          17.10         19.05

Investment Operations:

Investment income--net                                         .27(b)         .49(b)         .74(b)        .45(b)         .72(b)

Net realized and unrealized
   gain (loss) on investments                                  (1.60)         (2.60)            .51          1.92          .28

Total from Investment Operations                               (1.33)         (2.11)           1.25          2.37         1.00

Distributions:

Dividends from investment income--net                           (.39)          (.71)          (.59)         (.59)          (.61)

Dividends from net realized gain
   on investments                                                  --          (.24)         (1.19)         (.45)         (2.34)

Total Distributions                                             (.39)          (.95)         (1.78)        (1.04)         (2.95)

Net asset value, end of period                                  13.12         14.84          17.90          18.43         17.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (9.36)        (12.35)          7.16          14.17          6.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.34          1.13           1.15           1.35          1.08

Ratio of net investment income
   to average net assets                                         1.79          2.88           4.14           3.37          3.81

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                                         --             --            --            .06            --

Portfolio Turnover Rate                                         66.50          86.48          87.49         142.50         76.78
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         130,493        150,740         73,616         68,839         3,976

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE PORTFOLIO HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.03, INCREASE NET REALIZED AND
     UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.03 AND DECREASE THE
     RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.00% TO 1.79%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO OCTOBER 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                        RESTRICTED CLASS SHARES
                                                                  ------------------------------------------------------------------

                                                                                      Year Ended September 30,
                                                                 -------------------------------------------------------------------

GROWTH PORTFOLIO                                                 2002           2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.41          17.78          18.47          15.89         20.52

Investment Operations:

Investment income--net                                         .09(a)         .30(a)         .64(a)        .42(a)            .52

Net realized and unrealized
   gain (loss) on investments                                  (2.26)         (4.54)            .99          3.27           (.02)

Total from Investment Operations                               (2.17)         (4.24)           1.63          3.69            .50

Distributions:

Dividends from investment income--net                           (.22)          (.63)          (.47)         (.40)          (.55)

Dividends from net realized gain
   on investments                                                  --          (.50)         (1.85)         (.71)         (4.58)

Total Distributions                                             (.22)         (1.13)         (2.32)        (1.11)         (5.13)

Net asset value, end of period                                  10.02         12.41          17.78          18.47         15.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (17.88)        (25.20)          9.13          23.93          3.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .91           .93            .89            .96           .94

Ratio of net investment income
   to average net assets                                          .73          1.96           3.56           2.33          2.84

Portfolio Turnover Rate                                         74.13        108.86          97.16          95.42         89.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          48,969        76,712         90,858        78,554        56,431

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolios


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       INVESTOR CLASS SHARES
                                                                  ------------------------------------------------------------------

                                                                                     Year Ended September 30,
                                                                 -------------------------------------------------------------------

GROWTH PORTFOLIO (CONTINUED)                                     2002           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.46          17.84          18.52          15.93         20.50

Investment Operations:

Investment income--net                                         .02(a)         .25(a)         .60(a)        .39(a)         .44(a)

Net realized and unrealized
   gain (loss) on investments                                  (2.26)         (4.55)           1.00          3.25            .03

Total from Investment Operations                               (2.24)         (4.30)           1.60          3.64            .47

Distributions:

Dividends from investment income--net                           (.18)          (.58)          (.43)         (.34)          (.46)

Dividends from net realized gain
   on investments                                                  --          (.50)         (1.85)         (.71)         (4.58)

Total Distributions                                             (.18)         (1.08)         (2.28)        (1.05)         (5.04)

Net asset value, end of period                                  10.04         12.46          17.84          18.52         15.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (18.31)        (25.36)          8.85          23.50          2.97
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.48          1.20           1.15           1.24          1.18

Ratio of net investment income
   to average net assets                                          .17          1.66           3.38           2.14          2.65

Portfolio Turnover Rate                                         74.13        108.86          97.16          95.42         89.23
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          17,218        19,778         22,067          9,656         3,746

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

Dreyfus LifeTime Portfolios, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three diversified Portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income and the secondary investment objective of which is capital appreciation, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation. The fund accounts separately for the assets, liabilities and operations of each portfolio. The Dreyfus Corporation ("Dreyfus") serves as each Portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Mellon Equity Associates (" Mellon Equity" ), an indirect wholly-owned subsidiary of Mellon Financial Corporation, serves as each Portfolio's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares:
Restricted and Investor. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolios

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) , but excluding most debt securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) FOREIGN CURRENCY TRANSACTIONS: Each Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of
short-term   securities,   sales   of   foreign   currencies,   currency   gains

or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio received net earnings credits of $678, $3,108 and $2,514, respectively, during the period ended September 30, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

Each portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. Each portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

                                                        The Portfolios

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Each Portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and each Portfolio' s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with each Portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, each Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, each Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(D) EXPENSES: Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

(E) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded by each Port-folio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, with respect to each Portfolio, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that a net realized capital gain of a Portfolio can be offset by a capital loss carryover of that Portfolio, such gain will not be distributed.

(F) FEDERAL INCOME TAXES: It is the policy of each Portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Portfolio is treated as a single entity for the purpose of determining such qualification.

At September 30, 2002, the components of accumulated earnings on a tax basis of the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio, respectively, were as follows:



                                      UNDISTRIBUTED            ACCUMULATED                UNREALIZED                CAPITAL LOSSES
                                           ORDINARY                CAPITAL              APPRECIATION                REALIZED AFTER
                                         INCOME ($)             LOSSES ($)         (DEPRECIATION) ($)    OCTOBER 31, 2001 ($)((+))
------------------------------------------------------------------------------------------------------------------------------------

Income Portfolio                          1,891,753              6,244,561                 2,022,569                     5,544,975

Growth and
    Income Portfolio                      5,660,850             30,411,438              (21,475,102)                    26,015,218

Growth Portfolio                            297,983             18,909,075               (8,487,176)                    10,964,914

((+))  THESE LOSSES WERE DEFERRED FOR TAX PURPOSES TO THE FIRST DAY OF THE FOLLOWING FISCAL YEAR.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2002 were as follows:

                                                             2009 ($)((+))              2010 ($)((+))                  TOTAL ($)
------------------------------------------------------------------------------------------------------------------------------------

Income Portfolio                                                   730,713                  5,513,848                  6,244,561

Growth and
    Income Portfolio                                               199,365                 30,212,073                 30,411,438

Growth Portfolio                                                   529,200                 18,379,875                 18,909,075

((+))  IF NOT APPLIED, THE CARRYOVER EXPIRES IN THE ABOVE YEARS.

The tax character of distributions paid to shareholders during the fiscal years ended September 30, 2002 and September 30, 2001, respectively, were as follows:

                                                                                                              LONG-TERM
                                                         ORDINARY INCOME ($)                               CAPITAL GAINS ($)
                                                    ----------------------------                     -------------------------------

                                                     2002                   2001                     2002                     2001
------------------------------------------------------------------------------------------------------------------------------------
Income Portfolio                                5,109,255              4,100,381                       --                     (--)

Growth and
    Income Portfolio                            9,678,115             13,702,064                       --                2,788,119

Growth Portfolio                                1,350,067              4,886,746                       --                2,228,252

During  the  period ended September 30, 2002, as a result of permanent book to tax differences, the portfolios increased (decreased)
accumulated    undistributed    investment    income-net,    increased    (decreased)    net     The    Portfolios

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

realized  gain  (loss) on investments and increased (decreased) paid-in capital.
Net assets were not affected by this reclassification. The following summarizes these changes:

                                                             ACCUMULATED                    ACCUMULATED
                                                           UNDISTRIBUTED                   NET REALIZED                    PAID-IN
                                              INVESTMENT INCOME--NET ($)                 GAIN (LOSS) ($)               CAPITAL ($)
------------------------------------------------------------------------------------------------------------------------------------

Income Portfolio                                                 795,968                      (196,652)                  (599,316)

Growth and
    Income Portfolio                                           1,592,705                    (1,577,093)                   (15,612)

Growth Portfolio                                                  33,305                       (20,990)                   (12,315)


NOTE 3--Bank Line of Credit:

Each Portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each Portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to a Portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2002, none of the Portfolios borrowed under the Facility.

NOTE 4--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an investment advisory agreement (the "Agreement") with Dreyfus, the Investment Advisory fee is computed on the value of each Portfolio's average daily net assets and is payable monthly at the following annual rates: .60 of 1% of the Income Portfolio and .75 of 1% of the Growth and Income Portfolio and the Growth Portfolio.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Equity, Dreyfus has agreed to pay Mellon Equity a monthly sub-advisory fee for each Portfolio, computed at the following annual rates:

                                            ANNUAL FEE AS PERCENTAGE OF

TOTAL PORTFOLIO NET ASSETS          AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
--------------------------------------------------------------------------------

0 to $600 million                                    .35 of 1%

$600 million up to $1.2 billion                      .25 of 1%

$1.2 billion up to $1.8 billion                      .20 of 1%

In excess of $1.8 billion                            .15 of 1%


(B) Under the Shareholder Services Plan, each Portfolio pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of each Portfolio' s Investor Class shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding each Portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

During the period ended September 30, 2002, each Portfolio's Investor Class was charged the following pursuant to the Shareholder Services Plan:

                  Income Portfolio                    $  50,886

                  Growth and Income Portfolio           381,737

                  Growth Portfolio                       53,388

Each Portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each Portfolio. During the period ended September 30, 2002, each Portfolio was charged the following pursuant to the transfer agency agreement:

                  Income Portfolio                      $12,861

                  Growth and Income Portfolio            43,971

                  Growth Portfolio                       10,431

Each Portfolio compensates Mellon under a custody agreement for providing custodial services for each Portfolio. During the period ended September 30, 2002 each Portfolio was charged the following pursuant to the custody agreement.

                  Income Portfolio                     $  9,081

                  Growth and Income Portfolio            35,246

                  Growth Portfolio                       14,149

                                                        The Portfolios

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 5--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2002:

                                                                            PURCHASES ($)                           SALES ($)
                                                               ---------------------------------------------------------------------

        Income Portfolio                                                       35,254,736                          32,026,247

        Growth and Income Portfolio                                           188,237,037                         202,792,838

        Growth Portfolio                                                       42,559,554                          53,832,012

Each Portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. A Portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, a Portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the
contract    is    traded    and    is    subject    to    change.

Contracts open at September 30, 2002, are set forth in the Statements of Financial Futures.

The following summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each Portfolio at September 30, 2002:



                                             COST OF                      GROSS                        GROSS
                                     INVESTMENTS ($)           APPRECIATION ($)             (DEPRECIATION) ($)              NET ($)
------------------------------------------------------------------------------------------------------------------------------------

Income Portfolio                          95,703,025                  4,116,964                    (228,614)              3,888,350

Growth and
    Income Portfolio                     318,865,501                 12,461,611                 (31,531,129)           (19,069,518)

Growth Portfolio                          74,199,744                  2,071,318                  (9,568,875)            (7,497,557)


NOTE 6--Change in Accounting Principle:

As required, effective October 1, 2001, the Income Portfolio and the Growth and Income Portfolio have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to October 1, 2001, these portfolios did not amortize premium on fixed income securities and amortized discount on a straight line basis and included paydown gains and losses in net realized gains (losses) on investments. The cumulative effect of this accounting change had no impact on total net assets of the portfolios but resulted in increases (decreases) in accumulated undistributed investment income-net and corresponding increases (decreases) in accumulated net unrealized appreciation (depreciation) based on securities held by the portfolios on September 30, 2001. These amounts were as follows:



                                                                                     ACCUMULATED
                                                                                    UNDISTRIBUTED                NET UNREALIZED
                                                                       INVESTMENT INCOME--NET ($)              APPRECIATION ($)
------------------------------------------------------------------------------------------------------------------------------------

     Income Portfolio                                                                   (377,796)                       377,796

     Growth and Income Portfolio                                                        (792,254)                       792,254

                                                                                            The Portfolios

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The effect of these changes for the period ended September 30, 2002 was to increase (decrease) net investment income, increase (decrease) net unrealized appreciation (depreciation) and increase (decrease) net realized gains (losses).
These amounts were as follows:

                                                                                   NET UNREALIZED
                                               NET INVESTMENT                        APPRECIATION                  NET REALIZED
                                                   INCOME ($)                   (DEPRECIATION) ($)                    GAINS ($)
------------------------------------------------------------------------------------------------------------------------------------

Income Portfolio                                    (408,399)                             204,618                       203,781

Growth and
    Income Portfolio                                (730,242)                           (211,617)                       941,859


The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus LifeTime Portfolios, Inc.

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc., (comprising the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios comprising Dreyfus LifeTime Portfolios, Inc., as of September 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 4, 2002

                                                        The Portfolios


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal and state (where applicable) tax law, Dreyfus LifeTime Portfolios, Inc. (Income Portfolio, Growth and Income Portfolio and Growth Portfolio) hereby makes the following designations of dividends and distributions paid during the fiscal year ended September 30, 2002:



                                              LONG-TERM
                                                CAPITAL
                                                  GAINS                                     QUALIFYING              INTEREST FROM
                                           DISTRIBUTION                 PAYABLE              ORDINARY              U.S. GOVERNMENT
                                          PER SHARE ($)                    DATE             DIVIDENDS                  OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------------

Income Portfolio                         Not Applicable          Not Applicable         Not Applicable              Not Applicable

Growth and Income
    Portfolio                            Not Applicable          Not Applicable                 19.30%              Not Applicable

Growth Portfolio                         Not Applicable          Not Applicable                 49.66%              Not Applicable

The percentage of qualifying ordinary dividends shown qualify for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

The percentage shown for interest from U.S. Government Obligations represents the percentage of the ordinary dividend attributable to interest income from direct obligations of the United States. Such portion of the dividend is currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (58)
Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Lucy Wilson Benson (75)
Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-Present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The International Executive Services Corps, Director

*    Citizens Network for Foreign Affairs, Vice Chairman

*    Council of Foreign Relations, Member

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 34

                              --------------

David W. Burke (66)
Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 58

                              --------------

Whitney I. Gerard (67)
Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                                        The Portfolios

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Arthur A. Hartman (76)
Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    First NIS  Regional  Fund  (ING/Barrings  Management)  and New Russia Fund,
     Chairman

*    Advisory Council to Barrings-Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Ford Meter Box Corporation, Board Member

*    APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

George L. Perry (68)
Board Member (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Brookings Institution, Economist and Senior Fellow

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    State Farm Mutual Automobile Association, Director

*    State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE PORTFOLIOS' STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 94 investment companies (comprised of 188 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 57 years old, and has been an employee of Dreyfus since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 56 years old, and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 198 portfolios) managed by Dreyfus. He is 42 years old, and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 53 years old, and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

Associate General Counsel of Dreyfus, and an officer of 19 investment companies (comprised of 39 portfolios) managed by Dreyfus. He is 50 years old, and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

Director - Mutual Fund Accounting of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 44 years old, and has been an employee of Dreyfus since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 95 investment companies (comprised of 202 portfolios) managed by Dreyfus. He is 48 years old, and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE AUGUST 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 32 years old, and has been an employee of Dreyfus since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.

                                                        The Portfolios

                                                           For More Information

                        Dreyfus LifeTime
                        Portfolios, Inc.

                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Sub-Investment Adviser

                        Mellon Equity
                        500 Grant Street
                        Pittsburgh, PA 15258

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                       Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.

                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  DRPAR0902